UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ALLARITY THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

22 School Street, 2nd Floor
Boston, Massachusetts 02108

Dear Stockholders:

You are cordially invited to attend our 2023 Annual Meeting of Stockholders of Allarity Therapeutics, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Thursday, January 19, 2023, at 1:00 p.m. Eastern Time and will be a virtual meeting of stockholders.

As we believe that a virtual meeting format expands stockholder access and participation and improves communications, the Annual Meeting will be held in a virtual meeting format only.

You or your proxyholder will be able to attend the Annual Meeting, vote, and submit your questions during the meeting only via live audio webcast by visiting https://meetnow.global/MRJXJMN. To participate in the meeting, you will need to review the information included on your Notice of Internet Availability of Proxy Materials (the “Internet Notice”) or on your proxy card if you elected to receive proxy materials by mail. You will not be able to attend the meeting in person.

The accompanying notice of the Annual Meeting (the “Notice of Annual Meeting”) and the Proxy Statement have been made part of this invitation. Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements only if you were a stockholder as of December 6, 2022, subject to any redemption or voting rights of the Board with respect to the Series B Preferred Stock, par value $0.0001 (“Series B Preferred Stock”) as described in the accompanying Proxy Statement. As a result of the dividend of the shares of Series B Preferred Stock, distributed on December 5, 2022, to each holder of shares of our common stock, $0.0001 par value (“common stock” or “Common Stock”), and Series A Convertible Preferred Stock, $0.0001 par value (“Series A Preferred Stock”), each holder of our Common Stock and Series A Preferred Stock also holds a number of shares of our Series B Preferred Stock. Because any share of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Annual Meeting in order to do so, your shares of Series B Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Annual Meeting.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement, as well as in the Internet Notice. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, even if you intend to attend the Annual Meeting, we ask that you please promptly vote via the Internet or by telephone, or if you receive a paper proxy card, please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Annual Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement and Internet Notice.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the Annual Meeting and vote online during the Annual Meeting.

The Board of Directors and management of Allarity Therapeutics, Inc. look forward to your attendance at the Annual Meeting.

By Order of the Board of Directors,

/s/ Duncan Moore
Boston, Massachusetts December 6, 2022	Duncan Moore Chairman of the Board

22 School Street, 2nd Floor
Boston, Massachusetts 02108

Notice of Annual Meeting of Stockholders
To Be Held on January 19, 2023

Dear Stockholders:

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Allarity Therapeutics, Inc., a Delaware corporation (the “Annual Meeting”), will be held on Thursday, January 19, 2023, at 1:00 p.m. Eastern Time and it will be a completely virtual meeting of stockholders via live audio webcast at https://meetnow.global/MRJXJMN. Except as further provided herein with respect to the shares of our Series A Preferred Stock, $0.0001 par value per share (“Series A Preferred Stock”) and Series B Preferred Stock, $0.0001 par value per share (“Series B Preferred Stock” and together with the Series A Preferred Stock “Preferred Stock”), only stockholders of record of our Common Stock or Preferred Stock on December 6, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place, subject to any redemption or voting rights of the Board with respect to the Series B Preferred Stock as described in the accompanying Proxy Statement. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect two (2) Class I directors, Soren G. Jensen and Thomas Jensen, to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified (“Director Proposal”);

2.	To approve the issuance of Common Stock in one or more non-public offerings at a price below the minimum price of our Common Stock and in a number that will exceed 20% of our outstanding shares of Common Stock in accordance with Nasdaq Rule 5635(d) (“Nasdaq Proposal”);

3.	To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares from 30,500,000 to 150,500,000, and to increase the number of our common stock from 30,000,000 to 150,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Increase Proposal”);

4.	To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, at a ratio between 1-for-2 and 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement;

5.	To approve the issuance of common stock at a price below the minimum price and in a number that will exceed 20% of our outstanding shares of common stock in accordance with Nasdaq Rule 5635(d) in connection with the shares of common stock that may be issuable upon conversion of shares of Series A Preferred Stock pursuant to an amendment to our Certificate of Designations of Series A Convertible Preferred Stock, as amended, to decrease the conversion price from $9.9061 to $2.00 and the floor price from $1.98 to $0.10, which conversion and floor prices may be further adjusted by the Board subject to the listing requirements of the Nasdaq Stock Market (the “Series A Conversion Nasdaq Proposal”);

6.	To approve, on an advisory basis, the compensation of our named executive officers (“Compensation Proposal”);

7.	To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers (“Frequency Proposal”);

8.

To approve the issuance of Common Stock in connection with entering into a proposed equity line of credit at prices below the minimum price of our Common Stock and in a number that will exceed 20% of our outstanding shares of Common Stock in accordance with Nasdaq Rule 5635 (“Nasdaq ELOC Proposal”); and

9.

To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Share Increase Proposal or the Reverse Stock Split Proposal (“Adjournment Proposal”).

10.	To conduct any other business properly brought before the meeting.

You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://meetnow.global/MRJXJMN. To participate in the Annual Meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting, and submit questions online during the Annual Meeting is included in the Proxy Statement.

The Board has fixed the close of business on December 6, 2022 as the Record Date for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and only such stockholders, or their legal proxy holders, are entitled to vote at the Annual Meeting or at any postponements, or, continuations, or adjournments of the Annual Meeting, subject to any redemption or voting rights of the Board with respect to the Series B Preferred Stock as described in the accompanying Proxy Statement. Notwithstanding the foregoing, shares of Series B Preferred Stock will only be entitled to vote such shares on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption as described in the accompanying Proxy Statement. Shares of Series A Preferred Stock with be entitled to vote on all matters except for the Series A Conversion Nasdaq Proposal. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Annual Meeting and online during the Annual Meeting.

If you have questions about your stock ownership, you may contact us or our transfer agent, Computershare, at (866) 641-4276. You are cordially invited to attend the Annual Meeting live via the Internet. It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card if you receive a paper proxy card, or vote via the Internet or by telephone. This will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

/s/ Duncan Moore
Boston, Massachusetts December 6, 2022	Duncan Moore Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, January 19, 2023: our Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2021, and other proxy materials, are electronically available at
http://www.investorvote.com/ALLR

TABLE OF CONTENTS

Page
General Information About the Meeting	1
General Information About the Proxy Materials, Annual Meeting and Voting	2
Proposal 1 — Election of Directors	12
Board of Directors	12
Corporate Governance	15
Report of the Audit Committee of the Board of Directors	17
Director Compensation	21
Proposal 2 — Approve The Issuance Of Common Stock In One Or More Non-Public Offerings At A Price Below The Minimum Price Of Our Common Stock And In A Number That Will Exceed 20% Of Our Outstanding Shares Of Common Stock In Accordance With Nasdaq Rule 5635(d)	22
Proposal 3 — Approve An Amendment To Our Certificate Of Incorporation, As Amended, To Increase The Number Of Authorized Shares From 30,500,000 To 150,500,000, And To Increase The Number Of Shares Of Our Common Stock From 30,000,000 To 150,000,000	24
Proposal 4 — Approve An Amendment To Our Certificate Of Incorporation, As Amended, To Effect a Reverse Stock Split	25
Proposal 5 — Approve The Issuance Of Common Stock In One Or More Non-Public Offerings At A Price Below The Minimum Price Of Our Common Stock And In A Number That Will Exceed 20% Of Our Outstanding Shares Of Common Stock In Accordance With Nasdaq Rule 5635(d) in Connection with Decrease of Conversion Price and Floor Price of the Series A Preferred Stock	32
Proposal 6 Approve, On An Advisory Basis, The Compensation Of Our Named Executive Officers	33
Proposal 7 — Approve, On An Advisory Basis, The Frequency Of Advisory Vote On Compensation Of Our Named Executive Officers	34
Proposal 8 — Approve The Issuance Of Common Stock In Connection With Entering Into A Proposed Equity Line Of Credit In Accordance With Nasdaq Rule 5635	35
Proposal 9 — Approve The Adjournment Of The Annual Meeting, If Necessary Or Advisable, To Solicit Additional Proxies In Favor Of the Share Increase Proposal or the Reverse Stock Split Proposal	36
Executive Officers	36
Executive Compensation	37
Security Ownership of Certain Beneficial Owners and Management	44
Certain Relationships and Related Transactions	47
Stockholder Proposals for the 2024 Annual Meeting of Stockholders	48
Sharing the Same Last Name and Address	50
Other Matters	50
Appendix A-Share Increase Amendment	A-1
Appendix B-Reverse Stock Split Amendment	B-1

i

PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On January 19, 2023

GENERAL INFORMATION ABOUT THE MEETING

Allarity Therapeutics, Inc. (“Allarity,” “we,” “us,” “our” or the “Company”) has prepared these materials for its 2023 Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting is scheduled to begin at 1:00 p.m. Eastern Time, on Thursday, January 19, 2023. Unless the context otherwise requires, references in this Proxy Statement to “stockholders” or “holders” are to the holders of record of our common stock, par value $0.0001 per share (“common stock” or “Common Stock”), holders of our Series A Convertible Preferred Stock, $0.0001 par value (“Series A Preferred Stock”), and holders of our Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) as of December 6, 2022, and with respect to voting of the shares of Series B Preferred Stock, shall mean the Board of Directors of the Company, or its authorized proxy.

The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of shares of our common stock, Series A Preferred Stock, or Series B Preferred Stock at the close of business on December 6, 2022 (the “Record Date”), you are invited to attend the Annual Meeting virtually and to vote on the proposals described in this Proxy Statement applicable to the class of stock which you held.

In accordance with rules of the Securities and Exchange Commission (“SEC”), we opted to use the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, unless a stockholder previously elected to receive printed copies of our proxy materials, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) has been sent to stockholders instead of mailing printed copies. The Notice of Internet Availability provides instructions on how to access our proxy materials via the Internet and how to request a printed set at no charge. In addition, stockholders can elect to receive future proxy materials electronically by email or in printed form by mail, and any such election will remain in effect until terminated by the stockholder. We encourage all stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the cost and environmental impact of our annual meetings.

Our proxy materials will be sent or made available to stockholders on or about December 9, 2022. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, January 19, 2023: Our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, and other proxy materials are electronically available at http://www.investorvote.com/ALLR.

GENERAL INFORMATION ABOUT THE PROXY MATERIALS,

ANNUAL MEETING AND VOTING

Why am I receiving these materials?

Our Board of Directors is soliciting your proxy to vote at our Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet, or if you receive a paper proxy card in the mail, by completing, signing and returning the proxy card by mail.

We intend to mail the Notice of Internet Availability of Proxy Materials (the “Internet Notice”) and make all proxy materials available online on or about December 9, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you an Internet Notice because the Board of Directors is soliciting your vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Notice.

Will I receive any other proxy materials by mail?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. The proxy materials are available at http://www.investorvote.com/ALLR and also at http://www.edocumentview.com/ALLR. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. If you request a copy of the proxy materials, you can make your request:

●	By Internet. Go to www.investorvote.com/ALLR

●	By Phone. Call Computershare at 1 (866) 641-4276.

●	By Email. Send an email to Computershare at investorvote@computershare.com with “Proxy Materials Allarity Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on your Internet Notice, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery in the United States, requests for a paper copy of proxy materials must be received at least ten (10) days before the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on December 6, 2022, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MRJXJMN. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials if you requested a hard copy.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 1:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Internet Notice or proxy card that you received if you requested one.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Allarity Therapeutics, Inc. holdings, along with your name and email address, to Computershare. Requests for registration must be labelled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, January 12, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

●	By email. Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

●	By mail:

Computershare
Allarity Therapeutics, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call (888) 724-2416.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing James G. Cullem or Joan Brown as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Who can vote at the Annual Meeting?

Only our stockholders of record of our common stock, Series A Preferred Stock and Series B Preferred Stock at the close of business on the record date, or their legal proxy holders, are entitled to notice and vote at the Annual Meeting and at any adjournments or postponements thereof, subject to any redemption or voting rights of the Board with respect to the Series B Preferred Stock as described in this Proxy Statement. The record date for the Annual Meeting is close of business on December 6, 2022 (the “Record Date”). As of the Record Date, there were 10,260,157 shares of Common Stock issued and outstanding, 15,266 shares of Series A Preferred Stock issued and outstanding, and 190,786.42 shares of Series B Preferred Stock issued and outstanding and, except as provided below with respect to the shares of our Series B Preferred Stock and shares of Series A Preferred Stock, entitled to vote.

Holders of record of shares of Common Stock have the right to vote on all matters brought before the Annual Meeting. Holders of record of shares of Series A Preferred Stock have the right to vote on all matters brought before the Annual Meeting except for the Series A Conversion Nasdaq Proposal. Shares of Series B Preferred Stock have the right to vote only on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal, which shares will be voted by the Board of Directors, or its authorized proxy, in the same manner in which the holders of Common Stock or Series A Preferred Stock are voted. Holders of Common Stock and Series A Preferred Stock will vote on all proposals together as a single class, with the exception of the Series A Conversion Nasdaq Proposal which Series A Preferred Stock will not be entitled to vote for such proposal. Holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock will vote on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal together as a single class. Notwithstanding the foregoing, holders of outstanding shares of Series B Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined below).

What are the voting rights of the stockholders?

As previously announced on November 25, 2022, the Board declared a stock dividend to be distributed as follows: (i) 0.016 share of Series B Preferred Stock for each outstanding share of common stock to stockholders of record of common stock as of close of business on December 5, 2022 (the “Dividend Date”) and (ii) 1.744 shares of Series B Preferred Stock for each outstanding share of Series A Preferred Stock to stockholders of record of Series A Preferred Stock as of the Dividend Date.

Common Stock. Each share of our Common Stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Series A Preferred Stock. Each share of Series A Preferred Stock outstanding as of the Record Date has the right to vote on all matters presented to the stockholders for approval together with the shares of Common Stock, voting together as a single class, on an “as converted” basis based on conversion price of $9.9061 (rounded down to the nearest whole number) and stated value of $1,080, subject to any beneficial ownership limitation of 9.99%, but is not otherwise entitled to vote on the Series A Conversion Nasdaq Proposal.

Series B Preferred Stock. Each share of Series B Preferred Stock outstanding as of the Record Date has 400 votes per share of Series Preferred Stock and is entitled to vote with the Common Stock and Series A Preferred Stock, together as a single class, on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Annual Meeting. Notwithstanding the foregoing, each share of Series B Preferred Stock redeemed pursuant to the Initial Redemption (as defined below) will have no voting power with respect to the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal or any other matter.

Pursuant to Section 3 of the Certificate of Designations of the Series B Preferred Stock (“Series B COD”), the power to vote, or not to vote, the shares of Series B Preferred Stock is vested solely and exclusively in the Board of Directors, or its authorized proxy. When a holder of Common Stock or Series A Preferred Stock submits a vote on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series B Preferred Stock (or fraction thereof) held by such holder will be cast by the Board of Directors, who holds all the voting power of all the shares of Series B Preferred Stock pursuant to Section 3 of the Series B COD, in the same manner as the vote of the shares of Common Stock (or fraction thereof) or Series A Preferred Stock (or fraction thereof). The proxy or ballot with respect to shares of Common Stock or Series A Preferred Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series B Preferred Stock (or fraction thereof) held by such holder. Holders of Series B Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series B Preferred Stock on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal or any other matter brought before the Annual Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then a total of 74 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series B Preferred Stock will be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock. As a further example, if a stockholder holds 10 shares of Series A Preferred Stock and votes in favor of the Reverse Stock Split Proposal, then subject to the Board of Directors’ power to vote the shares of Series B Preferred Stock, a total of 8,066 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series B Preferred Stock received will be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Series A Preferred Stock. Notwithstanding the foregoing, as set forth in the Series B COD, the Board of Directors may withhold all votes relating to the Series B Preferred Stock, although the Board of Directors at this time has no reason why it should withhold such Series B votes.

All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series B Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Share Increase Proposal and the Reverse Stock Split Proposal at any meeting of stockholders held for the purpose of voting on such proposals.

Stockholder of Record: Shares Registered in Your Name

If on December 6, 2022, shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock were registered directly in your name with our transfer agent, Computershare, or in the Company’s corporate stockholder registrar in the case of shares relating to Series A Preferred Stock, then you are a stockholder of record. If you are a stockholder of record entitled to vote, you may vote at https://meetnow.global/MRJXJMN during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or if you receive a paper proxy card, fill out and return the proxy mailed to you, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions unless you request and obtain a valid proxy from your broker, bank or other agent and register with Computershare in advance.

To register to vote or ask questions at the Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your Allarity Therapeutics, Inc. holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, January 12, 2023. You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:

●	By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

●	By mail: Computershare

Allarity Therapeutics, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

What am I voting on?

The list below sets out the matters scheduled for a vote at the Annual Meeting. Holders of Common Stock are entitled to vote on all matters at the Annual Meeting. Holders of Series A Preferred Stock are entitled to vote on all matters with the exception of Proposal 5 (Series A Conversion Nasdaq Proposal). Holders of Series B Preferred Stock are only entitled to vote on Proposal 3 (Share Increase Proposal), Proposal 4 (Reverse Stock Split Proposal) and Proposal 9 (Adjournment Proposal), subject to any redemption or voting rights of the Board with respect to the Series B Preferred Stock, as described in this Proxy Statement:

Proposal 1:	To elect two (2) Class I directors, Soren G. Jensen and Thomas Jensen, to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;

Proposal 2:	To approve the issuance of Common Stock in one or more non-public offerings at a price below the minimum price of our Common Stock and in a number that will exceed 20% of our outstanding shares of Common Stock in accordance with Nasdaq Rule 5635(d) (“Nasdaq Proposal”);

Proposal 3:	To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares from 30,500,000 to 150,500,000, and to increase the number of shares of our Common Stock from 30,000,000 to 150,000,000 in substantially the form attached to the Proxy Statement as Appendix A (“Share Increase Proposal”);

Proposal 4:	To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, at a ratio between 1-for-2 and 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement;

Proposal 5:	To approve the issuance of Common Stock in one or more non-public offerings at a price below the minimum price and in a number that will exceed 20% of our outstanding shares of Common Stock in accordance with Nasdaq Rule 5635(d) in connection with the shares of common issuable upon conversion exercise of shares of Series A Preferred Stock pursuant to an amendment to our Certificate of Designations of Series A Convertible Preferred Stock to decrease the conversion price from $9.9061 to $2.00 subject to adjustment in order meet the listing requirements of the Nasdaq Stock Market and the floor price from $1.98 to $0.10 (“Series A Conversion Nasdaq Proposal”);

Proposal 6:	To approve, on an advisory basis, the compensation of our named executive officers (“Compensation Proposal”);

Proposal 7:	To approve, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers (“Frequency Proposal”);

Proposal 8:

To approve the issuance of Common Stock in connection with entering into a proposed equity line of credit at prices below the minimum price of our Common Stock and in a number that will exceed 20% of our outstanding shares of Common Stock in accordance with Nasdaq Rule 5635 (“ Nasdaq ELOC Proposal”); and

Proposal 9:	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Share Increase Proposal and Reverse Stock Proposal (“Adjournment Proposal”).

How do I vote?

You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement during the Annual Meeting. If you are a stockholder of record entitled to vote the shares, you may vote your shares by simply following the instructions below to vote via the Internet, by telephone or by mail. Even if you intend to attend the Annual Meeting online, we encourage you to vote your shares in advance using one of the methods described below to ensure that your vote will be represented at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the record date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), or in the Company’s corporate stockholder registrar in the case of shares relating to Series A Preferred Stock, then you are a stockholder of record. If you are a stockholder of record entitled to vote then you may vote those shares at https://meetnow.global/MRJXJMN during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time as described below. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.

●	Voting via the Internet. To vote through the Internet before the Annual Meeting, go to http://www.investorvote.com/ALLR to complete an electronic proxy card. You will need to review the information included on the Internet Notice or your proxy card. We encourage you to vote via the Internet.

●	Voting by telephone. To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Internet Notice.

●	Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at https://meetnow.global/MRJXJMN. The webcast will start at 1:00 p.m., Eastern Time. To participate and vote in the Annual Meeting, you will need to review the information included on your Internet Notice, on your proxy card (if you received a printed copy of the proxy materials), or on the instructions included in the instructions that accompanied your proxy material. You may vote and submit questions while attending the Annual Meeting online.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding those shares is considered to be the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding those shares regarding how to vote such shares. You should have received a notice containing voting instructions from the organization that holds those shares. Follow the instructions provided by that organization to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, register with Computershare in advance as described above, and vote in accordance with the procedures described above. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions; however, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record entitled to vote and do not vote by telephone, through the Internet, by completing your proxy card, or at https://meetnow.global/MRJXJMN during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under The Nasdaq Stock Market LLC (“Nasdaq). Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported.

Proposal 3 (Share Increase Proposal), Proposal 4 (Reverse Stock Split Proposal) and Proposal 9 (Adjournment Proposal) are considered routine matters under applicable Nasdaq rules. Proposal 1 (election of directors), Proposal 2 (Nasdaq Proposal), Proposal 5 (Series A Conversion Nasdaq Proposal), Proposal 6 (Compensation Proposal), Proposal 7 (Frequency Proposal) and Proposal 8 (Nasdaq ELOC Proposal) are not considered routine matters, and without your instruction, your broker cannot vote your shares on these matters.

If your broker returns a proxy card but does not vote your shares, this results in a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining a quorum. However, as brokers do not have discretionary authority to vote on Proposal 1 (election of directors), Proposal 2 (Nasdaq Proposal), Proposal 5 (Series A Conversion Nasdaq Proposal), Proposal 6 (Compensation Proposal), Proposal 7 (Frequency Proposal) and Proposal 8 ( Nasdaq ELOC Proposal), broker non-votes will not be counted for the purpose of determining the number of votes entitled to vote on such proposals. Accordingly, your broker or nominee may not vote your shares on such proposals without your instructions, but may vote your shares on Proposal 3 (Share Increase Proposal), Proposal 4 (Reverse Stock Split Proposal) and Proposal 9 (Adjournment Proposal).

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director, “For” the Nasdaq Proposal, “For” the Share Increase Proposal, “For” the Reverse Stock Split Proposal, “For” the Series A Conversion Nasdaq Proposal, “For” the advisory approval of named executive officer compensation, “For” three years as the preferred frequency of advisory votes to approve named executive officer compensation, and “For” the Adjournment Proposal, if applicable. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who am I being asked to appoint as proxy holders and what does it mean?

Our Board of Directors asks you to appoint James G. Cullem, the interim Chief Executive Officer, and Joan Brown, the interim Chief Financial Officer, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.

If appointed by you, either one of the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board of Directors at the time this Proxy Statement was printed and which, under our amended and restated bylaws (“Bylaws”), may be properly presented for action at the Annual Meeting. As of the date of the mailing of the Proxy Statement, our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit a properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

●	You may send a timely written notice that you are revoking your proxy to James G. Cullem, Corporate Secretary, which is received by the Company or Computershare.

●	You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request, or you vote at the Annual Meeting.

Your most recent vote, whether at the Annual Meeting, by proxy card or by telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

How many votes are needed to approve each proposal?

●	For Proposal 1, election of directors, if a quorum is present, the two (2) nominees receiving the most “For” votes from the votes cast at a meeting of the stockholders by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election will be elected. Stockholders may not cumulate their votes. Votes to “withhold” and broker non-votes will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Holders of Common Stock and Series A Preferred Stock present in person and by proxy at the Annual Meeting are entitled to vote together as a single class on this proposal.

●	For Proposal 2, approval required by Nasdaq for the issuance of Common Stock, or securities exercisable or convertible into Common Stock, contemplated under this proposal, requires affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Accordingly, if a quorum is present at the Annual Meeting, for approval, this Proposal 2 must receive “For” votes from the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote, which constitutes the majority of shares of Common Stock and Series A Preferred Stock entitled to vote and voting together as a single class. Abstentions will have the same effect as an “Against” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

●	For Proposal 3, approval to amend the Certificate of Incorporation to increase authorized shares requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, voting together as a single class. Accordingly, for approval, this Proposal 3 must receive “For” votes from the holders of a majority of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, entitled to vote and voting together as a single class. Please refer to the discussion above under “Who can vote at the Annual Meeting?” and “What are the voting rights of the stockholders?” for a description of the Series A Preferred Stock, which is entitled to be voted together with the Common Stock on all matters except for the Series A Conversion Nasdaq Proposal; and Series B Preferred Stock, which is entitled to be voted together with the Common Stock and the Series A Preferred Stock as a single class on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal.

Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

Shares of Series B Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on the Share Increase Proposal, the Reverse Stock Split Proposal or the Adjournment Proposal and will be excluded from the calculation as to whether such proposals pass at the Annual Meeting. Due to the voting power of the shares of Series B Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal, the holders of Common Stock or Series A Preferred Stock that submit a proxy to vote their shares at the Annual Meeting or attend the Annual Meeting will effectively have enhanced voting power on the three proposals over holders of Common Stock that are not represented in person or by proxy at the Annual Meeting. This means that the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal could each be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Common Stock.

●	For Proposal 4, approval to amend the Certificate of Incorporation to effect the Reverse Stock Split, must receive the affirmative “For” vote of the majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock present in person or presented by proxy at the Annual Meeting and entitled to vote on the proposal, voting together as a single class. Please refer to the discussion above under “Who can vote at the Annual Meeting?” and “What are the voting rights of the stockholders?” for a description of the Series A Preferred Stock, which is entitled to be voted together with the Common Stock on all matters except for the Series A Conversion Nasdaq Proposal, and Series B Preferred Stock, which is entitled to be voted together with the Common Stock and the Series A Preferred Stock as a single class on the Share Increase Proposal, Reverse Stock Split Proposal and the Adjournment Proposal. Please see discussions under Proposal 3 regarding Initial Redemption and effects of voting power of Series B Preferred Stock. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

●	Proposal 5, approval required by Nasdaq for the issuance of Common Stock, or securities exercisable or convertible into Common Stock, in connection with amendment to the Certificate of Designations of Series A Preferred Stock to decrease the conversion price and floor price, as contemplated under this proposal, requires affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Accordingly, if a quorum is present at the Annual Meeting, for approval, this Proposal 5 must receive “For” votes from the holders of a majority of outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as an “Against” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. Holders of Series A Preferred Stock and Series B Preferred Stock are not entitled to vote on this proposal.

●	For Proposal 6, advisory approval of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter, Accordingly, if a quorum is present at the Annual Meeting, for approval, this Proposal 6 must receive “For” votes from the holders of a majority of shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Annual Meeting who are entitled to vote and voting together as a single class. Since this proposal is an advisory vote, the result will not be binding on our Board of Directors, our Compensation Committee, or the Company. The Board of Directors and our Compensation Committee will consider the outcome of the vote when determining the compensation of our named executive officers. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

●	For Proposal 7, the advisory vote on the frequency of stockholder advisory votes on named executive officer compensation, the frequency receiving the votes of the holders of a majority of shares present at the meeting or represented by proxy and entitled to vote will be considered the frequency preferred by the stockholders. If you “Abstain” from voting, it will have the same effect as an “Against” vote on each of the proposed voting frequencies. Broker non-votes will have no effect. If none of the frequencies for advisory vote on executive compensation receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders. The frequency receiving the highest number of votes from the voting power of shares of our Common Stock and Series A Preferred Stock present in person or by proxy and entitled to vote, voting together as a single class, will be considered the frequency preferred by the stockholders. Since this proposal is an advisory vote, the result will not be binding on our Board of Directors, our Compensation Committee, or the Company. The Board of Directors and our Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders future advisory votes to approve the compensation of our named executive officers.

●	For Proposal 8, approval required by Nasdaq for the issuance of Common Stock pursuant to an equity line of credit contemplated under this proposal, requires affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Accordingly, if a quorum is present at the Annual Meeting, for approval, this Proposal 8 must receive “For” votes from the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote, which constitutes the majority of shares of Common Stock and Series A Preferred Stock entitled to vote and voting together as a single class. Abstentions will have the same effect as an “Against” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

●	Proposal 9, adjournment of Annual Meeting to solicit votes in favor of Share Increase Proposal and Reverse Stock Split, requires an affirmative vote by a majority of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter and voting together as a single class. Accordingly, if a quorum is present at the Annual Meeting, for approval this proposal must receive “For” votes from the holders of a majority of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present at the meeting or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as an “Against” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

All other matters submitted for stockholder approval, if any, require the affirmative vote of the majority of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class.

Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

What is the quorum requirement?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Shares of Series B Preferred Stock that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies and reconvene the Annual Meeting at a later date.

What does it mean if I receive more than one Internet Notice?

If you receive more than one Internet Notice, your shares may be registered in more than one name or held in different registered accounts. Please follow the voting instructions on each Internet Notice to ensure that all of your shares are voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. None of our directors or employees will be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you need assistance completing your proxy card or have other questions regarding the Annual Meeting, stockholders, banks and brokers can contact us at by email at investorrelations@allarity.com or by phone (401) 426-4664.

Householding of Proxy Materials

We have adopted an SEC approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, we send only one copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate copy of such documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, from the other stockholder(s) sharing your address, please direct your written request to Allarity Therapeutics, Inc., Attention: Corporate Secretary, 22 School Street, 2nd Floor, Boston, Massachusetts 02108 or contact us by phone at (401) 426-4664. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders of record sharing the same address are receiving multiple copies of the Notice of Internet Availability, or if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above.

If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or our mailing agent, Computershare at (866) 641-4276.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Our Class I directors are up for election at the Annual Meeting.

Our Board, upon the recommendation of the Nominating Committee, has nominated Soren G. Jensen and Thomas Jensen as Class I directors for election at the Annual Meeting and to serve for a three year term ending at the end of the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each of the directors nominated by our Board of Directors has consented to serving as a nominee, being named in this Proxy Statement, and serving on our Board of Directors if elected. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by our Board of Directors to fill the vacancy.

Vote Required

If a quorum is present at the Annual Meeting, the election of directors will be determined by a plurality of the votes cast by the stockholders entitled to vote on the election. Accordingly, the two (2) nominees receiving the most “FOR” votes from votes cast at the Annual Meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only holders of shares of Common Stock and Series A Preferred Stock who are present in person or by proxy at the Annual Meeting are entitled to vote together as a single class. You may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED ABOVE.

BOARD OF DIRECTORS

Set forth below are the names, ages, Board of Directors committee assignments, tenure, class, and certain biographical information of each of the members of our Board of Directors as of November 21, 2022. On July 7, 2022, our Board of Directors fixed the number of authorized directors on the Board of Directors to seven (7). In accordance with our Certificate of Incorporation and Bylaws, our Board of Directors is divided into three classes, with one class of directors standing for election each year, for a three-year term.

Name	Age	Committees	Director Since	Class**
Duncan Moore, Ph.D.+	63	Audit*, Compensation, Nominating & Corporate Governance	July 2021***	III
Gail Maderis+	65	Audit, Compensation*, Nominating & Corporate Governance	July 2021	II
Søren G. Jensen+	59	Audit, Compensation, Nominating & Corporate Governance*	July 2021	I
James G. Cullem, J.D.	54	None	July 2022	III
Thomas H. Jensen	44	None	July 2022	I
David Roth, M.D.+	60	None	July 2022	II
Gerald W. McLaughlin+	54	Audit, Compensation	October 2022	II

+	Independent
*	Committee chairperson
**	The term for Class I directors ends at our 2023 annual meeting of stockholders, which is the first annual meeting of stockholders held after the effectiveness of our Certificate of Incorporation, as amended. The term for Class II and III directors ends at our annual meeting of our stockholders to be held in 2024 and 2025, respectively.
***	Dr. Moore has served as Chairman of our Board of Directors since July 2021.

Nominees for Director

Søren G. Jensen has been one of our directors since July 2021, and a director of Allarity Therapeutics A/S, our predecessor, since September 2020. Mr. Jensen is a current Member of the European Parliament for the Danish Liberal Party (Venstre) and was previously a member of the Danish Parliament for the Danish Liberal Party (Venstre) from 2015 to 2019, of which he was the Group Chairman from 2015 to 2018 and an appointed State Auditor of the Danish Parliament from 2015 to 2018. Mr. Jensen currently serves as the Chairman of TecLeaf ApS, CSR Invest ApS, and is also currently the chief executive officer of SGJ Holstebro ApS and CSR Invest ApS. In addition, Mr. Jensen also serves on the board of various non-profit organizations and is currently a board member for Fulton Foundation and Samfonden, and the Chairman for Memorial Park for the Battle of Jutland 1916. Mr. Jensen holds an MSc degree in Economics from the University of Aarhus. Mr. Jensen is well qualified to serve on our Board of Directors due to his experience serving on the Board of Directors of private and non-profit companies.

Thomas H. Jensen was appointed to the Board of Directors on July 7, 2022. Mr. Jensen has been our Senior Vice President, Investor Relations since July 2022, and was previously our Senior Vice President, Information Technology since July 2021, and the Senior Vice President, Information Technology of Allarity Therapeutics A/S, our predecessor, since June 2020. Since January 2006, Mr. Jensen has served as the Chief Technology Officer of the Medical Prognosis Institute. Mr. Jensen previously served as the Chief Technology Officer of our predecessor from 2004 to June 2020. Mr. Jensen co-founded Allarity Therapeutics A/S in 2004. Mr. Jensen also established and currently leads our laboratories in Denmark. Alongside nurturing our global laboratories, Mr. Jensen is instrumental in building our investor relations operations, securing operational financing, and fostering the business growth of Allarity Therapeutics. Amongst Mr. Jensen’s accolades are his inventions of molecular biological guidelines combined with techniques for high quality reproducible RNA extraction and downstream processing. This allows for high resolution analysis of cancer patients’ biopsies. Mr. Jensen’s inventions are an important foundation of the DRP® -Drug Response Prediction platform. Mr. Jensen holds a Bachelor of Science degree in Biology from the Technical University of Denmark and conducted further studies in Biology at the University of Copenhagen. The Company believes that Mr. Jensen is well qualified to serve on our Board of Directors based on the above qualifications and his experience in investor relations, business operations and strong track record with the ongoing development of the Company.

Continuing Directors

Duncan Moore, Ph.D. has been our Chairman of the Board since July 2021, and was previously the chairman of Allarity Therapeutics A/S, our predecessor since 2018. Dr. Moore has previously served as chairman of Oncology Venture Sweden AB (publ) since 2015 until its merger with our predecessor in 2018. Dr. Moore is currently a partner in the company East West Capital Partners and has previously worked as Global Head of Healthcare Research at Morgan Stanley where he was employed from 1990 to 2006, latterly as a Managing Director. Dr. Moore is a board member of Forward Pharma Nasdaq, FWP, as well as privately held Lamellar Biomedical and Cycle Pharma. Dr. Moore has over 20 years’ experience in capital markets analysis within health care. Dr. Moore holds a PhD in Biochemistry from the University of Cambridge where he was also a post-doctoral research fellow. He also has a degree in Biochemistry and Microbiology from the University of Leeds. Dr. Moore is well qualified to serve on our Board of Directors based on the above qualifications and his extensive experience in capital markets within the healthcare industry.

Gail Maderis has been one of our directors since July 2021, and a director of Allarity Therapeutics A/S, our predecessor, since October 2020. Since 2015, Ms. Maderis has also served as the President & CEO of Antiva Biosciences, Inc., a venture-backed biopharmaceutical company pioneering topical therapies to treat the pre-cancerous lesions caused by HPV. Previously, Ms. Maderis led BayBio, Northern California’s life science industry organization, as its President and CEO from 2019 to 2015. From 2003-2009, she served as President and CEO of FivePrime Therapeutics, a protein discovery company focused on immuno-oncology. Prior to her tenure at FivePrime Therapeutics, Ms. Maderis held senior executive positions at Genzyme Corporation, including founder and president of Genzyme Molecular Oncology. Ms. Maderis also practiced management and strategy consulting with Bain & Co. She currently serves on the corporate boards of DURECT Corporation (DRRX), Valitor, Inc. and Antiva Biosciences, as well as on the non-profit boards of BIO (Emerging Company and Health Sections), CLS, The Termeer Foundation, and the University of California Berkeley Foundation Board of Trustees. Ms. Maderis received a BS in business from UC Berkeley, and an MBA from Harvard Business School. Ms. Maderis is well qualified to serve on our Board of Directors due to her operational, industry and leadership experience in the biopharmaceutical industry as CEO of FivePrime Therapeutics, President of Genzyme Molecular Oncology and her current position at Antiva, and her insight into business and policy trends impacting the biopharma industry.

David A. Roth, M.D. was appointed to the Board of Directors in July 2022. Dr. Roth is currently the Chief Medical Officer of Syros Pharmaceuticals, Inc. (Nasdaq: SYRS) since December 2015. Dr. Roth has served in numerous executive management positions, including as Chief Medical Officer, executive vice president and senior vice president with Infinity Pharmaceuticals, Inc., and as Vice President of Early Development and interim Co-head of Clinical Development with Pfizer Inc. in its oncology business unit. Prior to joining the pharmaceutical industry, Dr. Roth’s experience included over 10 years in research and clinical practice as an academic hematologist, and he served on the full-time faculty at Harvard Medical School and Beth Israel Deaconess Medical Center in Boston. Dr. Roth completed his fellowship in Hematology and Oncology at the New England Medical Center in Boston, and his residency at the New England Deaconess Hospital in Boston. Dr. Roth received his Bachelor of Science degree from the Massachusetts Institute of Technology and his medical degree from Harvard Medical School in the Harvard-M.I.T. Division of Health Sciences and Technology. As an accomplished academic researcher and physician-scientist with more than 25 years of experience in corporate leadership positions in the biotechnology industry and academic clinical research, and based on Dr. Roth’s strong track record of successful oncology and hematology drug development, including in areas of biomarker-directed targeted therapies, the Company believes Dr. Roth is qualified to serve on our Board of Directors.

James G. Cullem, J.D. was appointed to the Board of Directors on July 7, 2022. Mr. Cullem has been our interim Chief Executive Officer since June 2022, and our Chief Business Officer and Senior Vice President, Corporate Development since July 2021. Mr. Cullem is an experienced biotechnology executive and previously served as the Vice President, Corporate Development of our predecessor from August 2014 to September 2019. From 2017 to 2020, Mr. Cullem was the co-founder and a board member of 2X-Oncology, Inc. (later Oncology Venture US, Inc.), our subsidiary. From July 2014 to September 2018, he was the Vice President of Corporate Development of the Medical Prognosis Institute, an international precision medicine company with a mission to help find personalized cures for cancer. He brings 20+ years of diverse experience in life sciences organizational management, business development & licensing, intellectual property & technology transfer/commercialization, partnership creation/management, and strategic planning as a member of executive teams. During his tenure, Mr. Cullem has been responsible for the identification and acquisition of most of our lead clinical oncology assets, including big pharma therapeutics dovitinib (from Novartis) and stenoparib (from Eisai). He leads the company’s business development discussions as well as clinical program out-licensing and partnership negotiations, both in the U.S. and worldwide. Mr. Cullem has experience in designing and negotiating a broad span of life science deals, has founded and led several early-stage biotech companies, and is a catalyst for businesses taking the next step in the fields of precision medicine and predictive/companion diagnostics, novel drug targets, proteomics and genomics, and clinical-stage cancer therapeutic development. He holds a B.S. degree in Biochemistry from The University of California at Davis, a Juris Doctorate (JD) degree from The University of New Hampshire Franklin Pierce School of Law, specializing in patent & I.P. law, and is a registered patent attorney before the United States Patent & Trademark Office. Based on the above qualifications and Mr. Cullem’s extensive experience in business development within the life sciences industry, the Company believes that Mr. Cullem is well qualified to serve on our Board of Directors.

Gerald W. McLaughlin. Mr. McLaughlin has extensive experience serving as a senior executive and board member in the biopharmaceutical industry, including financings, mergers & acquisitions, licensing, product development, commercialization, lifecycle management, and operations. Mr. McLaughlin is currently the chief executive officer and board member of Life Biosciences LLC, a biotechnology company, since 2021. Previously, Mr. McLaughlin was the President and CEO for Neos Therapeutics, Inc., a commercial stage pharmaceutical company, from 2018 to 2021. He also served as president and CEO of AgeneBio, Inc., a clinical-stage biopharmaceutical company developing therapies for neurological and psychiatric diseases, from 2014 to 2018. Mr. McLaughlin holds a B.A. in Economics from Dickinson College and an MBA from the Villanova School of Business. Mr. McLaughlin is well qualified to serve on our Board of Directors based on the above qualifications and his executive experience in the biopharmaceutical industry.

CORPORATE GOVERNANCE

Role of the Board of Directors

Our Board of Directors oversees and provides guidance for our business and affairs. Our Board of Directors oversees the development of our strategy and business planning process and management’s implementation of them and oversees management.

Board of Directors Leadership Structure

The positions of Chairman of our Board of Directors and Chief Executive Officer are separated. The Chairman of our Board of Directors has authority, among other things, to call and preside over Board of Directors meetings, to set meeting agendas and to determine materials to be distributed to our directors. The Chairman has substantial ability to shape the work of our Board. We believe that separation of the positions of chairman and chief executive officer reinforces the independence of our Board of Directors in its oversight of our business and affairs. In addition, we believe that separation of the positions of chairman and chief executive officer creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board of Directors to monitor whether management’s actions are in our best interests and in the best interests of our stockholders. As a result, we believe that having the positions of chairman and chief executive officer separated can enhance the effectiveness of our Board of Directors as a whole.

In addition, we have a separate chair for each committee of our Board. The chair of each committee is expected to report to our Board of Directors from time to time, or whenever so requested by our Board, on the activities of the committee he or she chairs in fulfilling its responsibilities as detailed in its respective charter or specify any shortcomings should that be the case.

Board of Directors Diversity

Our Board of Directors is committed to fostering a diversity of backgrounds and perspectives so that our Board of Directors positions our company for the future. The members of our Board of Directors represent a mix of ages, genders, races, ethnicities, geographies, cultures, and other perspectives that we believe expand our Board’s understanding of the needs and viewpoints of our partners, employees, stockholders, and other stakeholders. The matrix below provides certain information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Stock Market (“Nasdaq”) Rule 5605(f).

Board of Directors Diversity Matrix (As of November 21, 2022)

	Female	Male
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
African American or Black	0	0
White	1	6

Director Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board of Directors consults with our legal counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in Nasdaq listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant identified transactions or relationships between each of our directors, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board of Directors affirmatively determined that all of our directors, except Messrs. Cullem and T. Jensen who are not considered independent because they are our executive officers, are independent directors as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.

Board of Directors Committees

Our Board of Directors has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee comprised of the members identified in the table below. The Board of Directors has also adopted new charters for each of these committees, which comply with the applicable requirements of current SEC and Nasdaq rules. Copies of the charters for each committee are available at www.allarity.com. Our Board of Directors has determined that all committee members are independent under applicable Nasdaq and SEC rules for committee memberships.

Board of Directors Oversight of Risk

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board, as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and reviews our information technology and data security policies and practices, and assesses cybersecurity related risks. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including oversight of processes and procedures designed to prevent illegal or improper conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Meetings of the Board of Directors and its Committees

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. We consummated our Recapitalization Share Exchange on December 20, 2021 and as such, during the fiscal year ended December 31, 2021, the Board of Directors did not hold any meetings after the consummation of our Recapitalization Share Exchange. In addition, our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee were established in anticipation of the consummation of our Recapitalization Share Exchange, therefore, such committees did not hold any meetings during the 2021 fiscal year.

Board of Directors Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. All of our directors intend to attend the Annual Meeting.

Stockholder Communications with the Board

Our Board of Directors has adopted a formal process by which stockholders may communicate with our Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Secretary of Allarity Therapeutics, Inc., 22 School Street, 2nd Floor, Boston, Massachusetts 02108. These communications will be reviewed by the Secretary, who will determine whether the communication is appropriate for presentation to our Board of Directors or the relevant director. The purpose of this screening is to avoid having our Board of Directors consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

Family Relationships; Arrangements; Legal Proceedings

There are no family relationships among any of our directors and executive officers. There are no arrangements or understandings with another person under which our directors and officers was or is to be selected as a director or executive officer. Additionally, none of our directors or executive officers is involved in any legal proceeding that requires disclosure under Item 401(f) of Regulation S-K.

Audit Committee

The Audit Committee consists of Ms. Maderis, Mr. S. Jensen, Dr. Moore and Mr. McLaughlin, each of whom the Board of Directors has determined satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of the Audit Committee is Dr. Moore, who the Board of Directors has determined is an “Audit Committee financial expert” within the meaning of SEC regulations. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The primary purpose of the Audit Committee is to provide assistance to our Board in fulfilling the Board’s responsibility to our stockholders relating to our accounting and financial reporting practices, system of internal controls, the audit process, the quality and integrity of our financial reporting, and our process for monitoring compliance with laws and regulations and our code of conduct. Specific responsibilities of the Audit Committee are to:

●	Appoint, compensate, and oversee the work of any independent auditor;

●	Resolve any disagreements between management and the independent auditor regarding financial reporting;

●	Pre-approve all audit and permitted non-audit services by the independent auditor;

●	Retain independent counsel, independent registered accounting firm, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

●	Seek any information it requires from our employees or any direct or indirect subsidiary of ours (each, a “Subsidiary”), all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;

●	Meet with any of our officers or employees (or officers or employees of any Subsidiary), our independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

●	Oversee that management has established and maintained processes to assure our compliance with applicable laws, regulations and corporate policy.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Allarity Therapeutics, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, and filed with the Securities and Exchange Commission (the “SEC”). The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. As a newly reporting company under the Exchange Act, the Company was not required to evaluate the effectiveness of its internal controls over financial reporting until the end of the fiscal year after the Company files its first annual report on Form 10-K, which will occur on December 31, 2022. The Company’s independent registered public accounting firm for the year ended December 31, 2021, Marcum LLP (“Marcum”), was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Marcum to review the financial statements for the year ended December 31, 2021. The Audit Committee discussed with a representative of Marcum applicable requirements of the Sarbanes-Oxley Act of 2002 and the SEC. In addition, the Audit Committee met with Marcum, with and without management present, to discuss the overall scope of Marcum’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Marcum required by the applicable requirements of the Sarbanes-Oxley Act of 2002 regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Marcum its independence, and satisfied itself as to the independence of Marcum.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2021, be included in the Company’s Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:

Duncan Moore (Chair)
Gail Maderis
Soren G. Jensen

Compensation Committee

The Compensation Committee consists of Ms. Maderis, Mr. S. Jensen, Dr. Moore and Mr. McLaughlin. The chair of the Compensation Committee is Ms. Maderis. The Board of Directors has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation of our directors and executive officers, to assist the Board of Directors in establishing appropriate incentive compensation and equity-based plans and to administer such plans, and to oversee the annual process of evaluation of the performance of our management. Specific responsibilities of the Compensation Committee are to:

●	Establish a compensation policy for executive officers designed to (i) enhance our profitability and increase stockholder value, (ii) reward executive officers for their contribution to our growth and profitability, (iii) recognize individual initiative, leadership, achievement, and other contributions and (iv) provide competitive compensation that will attract and retain qualified executives.

●	Subject to variation where appropriate, the compensation policy for executive officers shall include (i) base salary, which shall be set on an annual or other periodic basis, (ii) annual or other time or project based incentive compensation, which shall be awarded for the achievement of predetermined financial, project, research or other designated objectives applicable to us as a whole and of the executive officers individually and (iii) long-term incentive compensation in the forms of equity participation and other awards with the goal of aligning, where appropriate, the long-term interests of executive officers with those of our stockholders and otherwise encouraging the achievement of superior results over an extended time period.

●	Review competitive practices and trends to determine the adequacy of the executive compensation program.

●	Annually review and recommend to the Board of Directors corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board of Directors the CEO’s compensation levels based on this evaluation; the CEO may not be present during any deliberations or voting with respect to the CEO’s compensation.

●	Annually review and approve compensation of our executive officers other than the CEO.

●	Annually review and approve compensation of our directors, including with respect to any equity-based plan.

●	As deemed necessary or appropriate, approve employment contracts, severance arrangements, change in control provisions and other agreements.

●	Approve and administer cash incentives and deferred compensation plans for executive officers (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans.

●	Approve and oversee reimbursement policies for directors and executive officers.

●	Periodically review and make recommendations to the Board of Directors with respect to equity-based plans that are subject to approval by the Board of Directors. The Compensation Committee shall oversee our compliance with the requirement under Nasdaq rules that, with limited exceptions, stockholders approve equity compensation plans. Subject to such stockholder approval, or as otherwise required by the Exchange Act, or other applicable law, the Compensation Committee shall have the power to manage all equity-based plans.

●	If we are required by applicable Securities and Exchange Commission (“SEC”) rules to include a Compensation Discussion and Analysis (“CD&A”) in our SEC filings in the future, review the CD&A prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to the Board of Directors that the CD&A be included in our Annual Report on Form 10-K, proxy statement, or any other applicable filing as required by the SEC.

●	Review all compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on our business or financial condition.

●	Recommend to the Board of Directors that our stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement, if such proposal will be contained in the proxy statement.

●	Recommend to the Board of Directors the frequency of holding a vote on the compensation of our named executive officers, if such proposal will be contained in our proxy statement.

●	Periodically review executive supplementary benefits and, as appropriate, our retirement, benefit, and special compensation programs involving significant cost.

●	Make regular reports to the Board of Directors.

●	Annually review and reassess the adequacy of the Compensation Committee Charter and recommend any proposed changes to the Board of Directors for approval.

●	Annually evaluate its own performance.

●	Oversee the annual process of performance evaluations of our management.

●	Fulfill such other duties and responsibilities as may be assigned to the Compensation Committee, from time to time, by the Board of Directors and/or the Chairman of the Board of Directors.

The Nominating and Corporate Governance Committee consists of Ms. Maderis, Mr. S. Jensen and Dr. Moore. The chair of the Nominating and Corporate Governance Committee is Mr. S. Jensen. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards.

The primary purpose of the Nominating and Corporate Governance Committee is (1) to assist the Board of Directors by identifying qualified candidates for director, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders; (2) to lead the Board of Directors in its annual review of the Board of Directors’ performance; (3) to recommend to the Board of Directors director nominees for each Board of Directors committee; and (4) to develop and recommend to the Board of Directors our corporate governance guidelines. Specific responsibilities of the Nominating and Corporate Governance Committee are to:

●	Evaluate the current composition, organization, and governance of the Board of Directors and its committees and make recommendations to the Board of Directors for approval.

●	Annually review for each director and nominee, the experience, qualifications, attributes, or skills that contribute to the Board of Directors’ conclusion that the person should serve or continue to serve as one of our directors, as well as how the directors’ skills and background enable them to function well together as a Board of Directors.

●	Determine desired member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. Evaluate and propose nominees for election to the Board of Directors. At a minimum, nominees for service on the Board of Directors must meet the threshold requirements set forth in the Nominating and Corporate Governance Committee Policy Regarding Qualifications of Directors. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board of Directors, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board of Directors.

●	Administer the annual Board of Directors’ performance evaluation process, including conducting surveys of director observations, suggestions, and preferences.

●	Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board of Directors’ committees, the selection of Board of Directors committee chairs, and proposal of the slate of directors for election to the Board of Directors.

●	Consider bona fide candidates recommended by stockholders for nomination for election to the Board of Directors in accordance with Section 2.12 of our Bylaws.

●	As necessary in the Nominating and Corporate Governance Committee’s judgment from time to time, retain and compensate third-party search firms to assist in identifying or evaluating potential nominees to the Board of Directors.

●	Evaluate and recommend termination of membership of individual directors in accordance with the Board of Directors’ governance principles, for cause or for other appropriate reasons.

●	Oversee the process of succession planning for the Chief Executive Officer and as warranted, other senior officers.

●	Develop, adopt and oversee the implementation of a Code of Business Conduct and Ethics for all directors, executive officers and employees.

●	Review and maintain oversight of matters relating to the independence of the Board of Directors and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and applicable Nasdaq rules.

●	Oversee and assess the effectiveness of the relationship between the Board of Directors and our management.

●	Form and delegate authority to subcommittees when appropriate, each subcommittee to consist of one or more members of the Nominating and Corporate Governance Committee. Any such subcommittee, to the extent provided in the resolutions of the Nominating and Corporate Governance Committee and to the extent not limited by applicable law, shall have and may exercise all the powers and authority of the Nominating and Corporate Governance Committee.

●	Make regular reports to the Board of Directors concerning its activities.

●	Annually review and reassess the adequacy of the Nominating and Corporate Governance charter and the appendices thereto and recommend any proposed changes to the Board of Directors for approval.

●	Annually evaluate its own performance.

●	Maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board of Directors.

●	Fulfill such other duties and responsibilities as may be assigned to the Nominating and Corporate Governance Committee, from time to time, by the Board of Directors and/or the Chairman of the Board of Directors.

Director Nominees

We seek to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of our Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of our Board. The biographies of our directors in the section entitled “Board of Directors,” above, include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that that individual should serve on our Board, however, each of the members of the Nominating Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for our Board, and these views may differ from the views of other members.

Director Qualifications

In accordance with its charter, the Nominating and Corporate Governance Committee develops and recommends to our Board of Directors appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by our Board of Directors and, if appropriate, recommends changes to such criteria.

Board Diversity

Our Board of Directors desires to seek members from diverse professional backgrounds who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board of Directors does not have a formal policy with respect to diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board of Directors. Further, our Board of Directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. Our Board of Directors also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our company.

We believe that our current board composition reflects our commitment to diversity in the areas of gender and professional background.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors. We will provide any person, without charge, a copy of our Code of Conduct upon written request to Investor Relations, Allarity Therapeutics, Inc., 22 School Street, 2nd Floor, Boston, Massachusetts 02108. The Code of Conduct is available at the Investors section of our website at www.allarity.com. Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on its website to the extent required by applicable SEC and Nasdaq rules and requirements.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth information concerning the compensation of non-employee directors for services rendered for the year ended December 31, 2021. Mr. Carchedi, our former Chief Executive Officer, also previously served as our director before his resignation in June 2022, and Mr. Carchedi’s compensation as a named executive officer is set forth below under “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash $		Option Awards(1)(2) $	Total $
Duncan Moore	$46,315		$417,089	$463,404
Søren G. Jensen	$73,145	(3)	$256,666	$329,811
Gail Maderis	$45,344		$256,666	$302,010

(1)	Amounts reported represent the aggregate grant date fair value of stock options granted to such non-employee directors and have been computed based on a Black Scholes model and excludes the effect of estimated forfeitures. The assumptions used in calculating the grant date fair values of the equity awards reported in this column are set forth in Note 18 of our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2021, appearing in our Form 10-K. The amounts reported in this column reflect the accounting cost for these equity awards and do not correspond to the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the securities underlying such stock options.

(2)	The table below lists the aggregate number of shares subject to option awards outstanding for each of the non-employee directors as of December 31, 2021.

Name	Number of Shares Subject to Outstanding Options
Duncan Moore	41,994
Søren G. Jensen	26,242
Gail Maderis	26,242

(3)	Directors have an option to receive their fees paid in equity. Mr. Jensen previously asked for his fees for quarters ended March 31, 2021, and June 30, 2021, be paid in common shares. As the Company was unable to facilitate this request, in lieu of payment in the form of equity, the Company paid Mr. Jensen an additional $27,831 which was the difference between the share price on July 26, 2021, the time of the request, and the share price on August 31, 2021, the time the payment was settled.

Director Compensation

Our non-employee directors are entitled to an annual director fee of $50,000, and an annual grant of 12,500 stock options to purchase shares of common stock, which will vest at the earlier of (1) twelve (12) months, or (2) the next annual meeting so long as the director has served on the Board of Directors for at least six (6) months. In addition, a director who serves as a lead independent director or chair or on a committee of the Board of Directors will receive the following additional annual fee:

Position	Annual Chair/Lead Fee	Annual Member Fee
Chairman of the Board or Lead Independent Director	$30,000	$—
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$8,000	$4,000

Annual fees may be paid in cash or equity at the option of the director. In addition, subject to discretion of the Board and recommendation of the Compensation Committee, new directors who join the Board of Directors may receive an initial grant of stock options to purchase 23,000 shares of common stock, subject to vesting of 1/36 per month over thirty-six (36) months following the grant date and with the expiration date of five (5) years from date of grant.

PROPOSAL 2

TO APPROVE THE ISSUANCE OF COMMON STOCK IN ONE OR MORE NON-PUBLIC OFFERINGS AT A PRICE BELOW THE MINIMUM PRICE AND IN A NUMBER THAT WILL EXCEED 20% OF OUR OUTSTANDING SHARES OF COMMON STOCK IN ACCORDANCE WITH NASDAQ RULE 5635(D)

General and Purpose

Our Common Stock is currently listed on the Nasdaq Stock Market and, as such, we are subject to The Nasdaq Stock Market Rules (“Nasdaq Rules”). Nasdaq Rule 5635(d) (“Rule 5635”) requires us to obtain stockholder approval prior to the issuance of our Common Stock or securities convertible or exercisable into Common Stock in connection with certain non-public offerings, issued below the “minimum price” for the Company’s Common Stock as defined in Nasdaq Rule 5635(d), involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Nasdaq defines the “minimum price” as the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six (6) months and have an exercise price that exceeds market value.

We will need to raise additional capital to implement our business strategy, to enhance our overall capitalization, and for working capital. Such capital raising transactions may include issuance of Common Stock and warrants to purchase Common Stock or debt securities that may be convertible into shares of Common Stock in a PIPE (private investment in public equity), an equity line of credit or similar securities purchase agreement, or financing not otherwise involving a public offering. We have not determined the particular terms for such prospective offerings, if any. Because we may seek additional capital that triggers the requirements of Rule 5635, we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets. We may effectuate the offerings in one or more transactions.

As of December 6, 2022, the number of outstanding shares of Common Stock is 10,260,157. Subject to market conditions, it is our intent to raise approximately $50 million through the issuance of our securities in one or more transactions. Because in each, or in the aggregate, of these financing transactions the number of shares of Common Stock or securities that may be convertible or exercisable into Common Stock will exceed 20% of the number shares of our outstanding Common Stock, we are submitting this Proposal 2 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings.

We are submitting this Proposal 2 to our shareholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

● The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of not more than 33.0% below the “minimum price” as defined by NASDAQ of our common stock at the time of issuance;

● The aggregate number of shares issued in the offerings will not exceed 75,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

● The total aggregate consideration for transactions contemplated under this Proposal 2 will not exceed $25,000,000;

● The proposed non-public capital-raising will be completed in approximately three (3) months after our Annual Meeting date; and

● Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of another person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount that may be sold in non-public offerings and subject Rule 5635 in which we are seeking shareholder approval will not exceed $50 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

The issuance of additional shares of Common Stock by the Company is subject to the stockholder approval of Proposal 3 regarding amending our Certificate of Incorporation to increase the number of authorized shares of Common Stock.

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved if it receives “FOR” votes from the holders of majority of shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter, voting together as a single class. Abstentions will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED NUMBER OF SHARES FROM 30,500,000 TO 150,500,000 AND INCREASE SHARES OF OUR COMMON STOCK FROM 30,000,000 TO 150,000,000

General

Under our Certificate of Incorporation as amended, the total number of shares of all classes of capital stock that the Company is authorized to issue is 30,500,000 shares (the “Shares”), consisting of (i) 30,000,000 shares of common stock, par value $0.0001 per share (the “common stock” or “Common Stock”), and (ii) 500,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), of which 20,000 shares have been designated as Series A Preferred Stock, and 200,000 shares have been designated as Series B Preferred Stock. Our Board of Directors has determined that it is advisable to increase (i) the authorized number of shares from 30,500,000 to 150,500,000 and (2) the authorized number of shares of our common stock from 30,000,000 to 150,000,000 and recommends that our stockholders approve an amendment to our Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to effect the proposed increases. The full text of the proposed amendment to our Certificate of Incorporation is attached to this Proxy Statement as Appendix A. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board of Directors deems necessary and advisable to effect the proposed amendment to our Certificate of Incorporation. If approved by our stockholders, we intend to file the amendment with the Secretary of State of Delaware as soon as practicable following the Annual Meeting, and the amendment will be effective upon filing. If this proposal is not approved by our stockholders, our Certificate of Incorporation will continue as currently in effect.

Purpose of the Increase in Authorized Shares

As of December 6, 2022, we had 30,000,000 authorized shares of common stock, $0.0001 par value per share, of which 10,260,157 shares were issued and outstanding. Of the remaining 19,739,843 authorized shares of common stock, 2,018,958 shares are reserved for issuance upon the exercise of issued and outstanding warrants, 505,740 shares are reserved in connection with such warrants, 8,300,061 shares are reserved for issuance upon the conversion of outstanding shares of Series A Preferred Stock, 676,950 shares are reserved for issuance upon the exercise of issued and outstanding equity awards, and 1,165,374 shares are reserved for future issuance under our 2021 Plan. Accordingly, based on the foregoing, as of December 6, 2022, there are approximately 7,072,761 shares of our authorized common stock unreserved and available for future issuance.

Our Board believes it is in the best interest of our Company to increase the number of authorized shares of our common stock to give us greater flexibility in considering and planning for future potential business needs, including the restructuring of our PIPE Financing, public offerings or private placements of our common stock for capital raising purposes and issuances of our common stock in connection with collaborations, acquisitions or in-licenses of assets, or other strategic transactions. We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of common stock that will become available for issuance if this proposal is approved and the proposed amendment is effected. Having the additional authorized shares available will also help to provide appropriate equity incentives to assist in the recruitment and retention of employees.

Rights of Additional Authorized Shares

The proposed amendment to our Certificate of Incorporation would not have any effect on the par value per share of our common stock. Our common stock is a single class, with equal voting, distribution, liquidation and other rights. The additional common stock to be authorized by the proposed amendment would have rights identical to our currently outstanding common stock. Should our Board issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of common stock solely by virtue of their ownership of shares of our common stock, and their percentage ownership of our then outstanding common stock could be reduced. The issuance of additional shares of common stock would have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Potential Adverse Effects

We have not proposed the increase in the number of authorized shares of common stock with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, but we could use the additional shares for such purpose. The proposed amendment, if effected, will increase the number of authorized but unissued shares of our common stock, and, subject to compliance with law and the listing rules of the Nasdaq Stock Market, our Board could issue, without further stockholder approval, the additional shares available as a result of such increase in one or more transactions that could make it more difficult for a party to effect a takeover or change in control of the Company that our Board does not support. For example, our Board could issue additional shares without further stockholder approval (subject to compliance with law and the listing rules of the Nasdaq Stock Market) so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Board or of the Company in a transaction that our Board does not support, including in a transaction in which a person is offering a premium to our stockholders for their shares of our common stock over then current market prices. The proposed amendment has been prompted by business and financial considerations described above under the header, “Purpose of the Increase in Authorized Shares” and not by the threat of any known or threatened hostile takeover attempt, however, stockholders should be aware that by potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for our stockholders to receive a premium for their shares over then current market prices generally available in such takeover attempts.

Additionally, the issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Voting of Series B Preferred Stock

All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series B Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Share Increase Proposal.

Risks of Not Approving This Proposal

If the stockholders do not approve this proposal, notwithstanding approval for Proposal 3 (Share Increase Proposal), we will continue to have 30,000,000 authorized shares of common stock. If we do not have a sufficient number of shares of common stock reserved, this could trigger a right of redemption under the Certificate of Designations for the Series A Convertible Preferred Stock. In addition, this could adversely impact our ability to pursue opportunities in which shares of our common stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities and employee recruitment and retention purposes, as described above under the header, “Purpose of the Increase in Authorized Shares.”

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved by our stockholders if a majority of voting power of the outstanding shares of our Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote, vote “FOR” this proposal together as a single class. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, at a ratio BETWEEN 1-for-2 AND 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement

Background and Proposed Amendment

On November 21, 2022, subject to stockholder approval, the Board approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio between 1-for-2 and 1-for-10 with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Stock Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every ten (10) shares of our outstanding Common Stock would be combined and reclassified into one (1) share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Stock Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is included as Appendix B to this Proxy Statement (the “Reverse Stock Split Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting. In addition, the Reversed Stock Split Amendment is subject to adjustment to reflect any change as a result of the approval of Proposal 3.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Stock Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

On November 21, 2022, we received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of Common Stock for the thirty (30) consecutive business day period between October 10, 2022 to November 18, 2022, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Stock Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company would be provided with a compliance period of one hundred eighty (180) calendar days, or until May 22, 2023 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). In order to regain compliance with Nasdaq’s minimum bid price requirement, our Common Stock must maintain a minimum closing bid price of $1.00 for at least ten (10) consecutive business days during the Compliance Period.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Stock Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Stock Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Stock Market. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Stock Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Stock Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Stock Market.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-10.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Stock Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio between 1-for-2 and 1-for-10. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the Record Date, the Company had 10,260,157 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio between 1-for-2 and 1-for-10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 5,130,079 shares and 1,026,016 shares, respectively.

All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series B Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split Amendment effecting the Reverse Stock Split.

We are currently authorized to issue a maximum of 30,000,000 shares of our Common Stock. As of the Record Date, there were 10,260,157 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, subject to Proposal 3, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the 2021 Equity Incentive Plan including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2021 Equity Incentive Plan; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2021 Equity Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2021 Equity Incentive Plan, as well as any plan limits on the size of such grants (e.g., the 2021 Equity Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2021 Equity Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split.

Uncertificated Shares-Book Entry

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved by our stockholders if a majority of voting power of the outstanding shares of our Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote, vote “FOR” this proposal together as a single class. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

To approve the issuance of common stock in one or more non-public offerings at a price below the minimum price and in a number that will exceed 20% of our outstanding shares of common stock in accordance with Nasdaq Rule 5635(d) in connection with the shares of common issuable upon conversion of shares of Series A Preferred Stock pursuant to an amendment to our Certificate of Designations of Series A Convertible Preferred Stock, as amended, to decrease the conversion price from $9.9061 to $2.00 and the floor price from $1.98 to $0.10 which conversion and floor prices may be further adjusted by the Board subject to the listing requirements of the Nasdaq Stock Market(the “Series A Conversion Nasdaq Proposal”)

General and Purpose

Our Common Stock is currently listed on the Nasdaq Global Market and, as such, we are subject to The Nasdaq Stock Market Rules. Nasdaq Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock or securities convertible or exercisable into Common Stock in connection with certain non-public offerings, issued below the “minimum price” for the Company’s Common Stock as defined in Nasdaq Rule 5635(d), involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Nasdaq defines the “minimum price” as the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six (6) months and have an exercise price that exceeds market value.

Series A Preferred Stock Conversion Price and Floor Price

On December 8, 2021, the Board adopted resolutions to create a series of twenty thousand (20,000) shares of preferred stock, par value $0.0001, designated as “Series A Convertible Preferred Stock.” On December 14, 2021, we filed a Certificate of Designations (the “COD”) setting forth the rights, preferences, privileges and restrictions for 20,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”). On December 20, 2021, we issued 20,000 shares of Series A Preferred Stock at $1,000 per share and a common stock purchase warrant to purchase 2,018,958 shares of common stock at an initial exercise price of $9.9061 and floor price of $1.98 to 3i, LP for an aggregate purchase price of $20 million.

Under the terms of the COD, the initial fixed conversion price of the Series A Preferred Stock was $9.9061, subject to adjustment. In the event that (i) the average of the VWAP of the Company’s shares for each of the five (5) trading days immediately preceding the date of delivery is less than the fixed conversion price of $9.9061 (a “Price Failure”), or (ii) the sum of (x) the aggregate daily dollar trading volume (as reported on Bloomberg) of our common stock on Nasdaq during the ten (10) trading day period ending on the trading day immediately preceding such date of determination, divided by (y) ten (10), is less than $1,500 (a “Volume Maximum Failure”), each share of Series A Preferred Stock is entitled to convert at a price equal to 90% of the sum of the two (2) lowest VWAPs during the ten (10) trading day period immediately preceding the date of delivery divided by two (2) (the “90% Conversion Price”), but not less than the Floor Price (as defined in the COD), or, at the time of such Price Failure or Volume Maximum Failure, the sum of the average daily U.S. Dollar volume for our common stock during the ten (10) days previous to conversion divided by ten (10) is less than $2 million then each share of Series A Preferred Stock is entitled to convert at the lower of the fixed conversion price or a price equal to 80% of the sum of the two (2) lowest VWAPs during the ten (10) trading day period immediately preceding delivery divided by two (2) (the “80% Conversion Price”), but not less than the Floor Price (such 80% Conversion Price or 90% Conversion Price, as the case may be, the “Alternate Conversion Price”).

In addition, the COD and the Warrant provide for an adjustment to the conversion price and exercise of the Warrant in the event of a “new issuance” of our common stock, or common stock equivalents, at a price less than the applicable conversion price of the Series A Preferred Stock or exercise price of the Warrant. The adjustment is a “full ratchet” adjustment in the conversion price of the Series A Preferred Stock and the exercise price of the Warrant equal to the lower of the new issuance price or the then existing conversion price of the Series A Preferred Stock or exercise price of Warrant, with few exceptions. Furthermore, if we fail to maintain an adequate number of authorized and unissued shares of our common stock in reserve and we are unable to deliver shares of our common stock upon conversion of the Series A Preferred Stock, we may be required to redeem the shares we were unable to deliver at a price equal to the highest closing price of our common stock during the time between the failure to deliver shares of our common stock and the redemption date.

Because under the terms of the Series A Preferred Stock, in the event that the holder converts the Series A Preferred Stock and the Alternative Conversion Price is less than the floor price, the Company is required to pay the holder in cash the amount equal to the difference between the floor price and the Alternative Conversion Price times the number of shares of common stock received upon conversion. In an effort to reduce this liability, the Board has agreed to amend the COD to lower the initial conversion price from $9.9061 to $2.00, and the floor price from $1.98 to $0.10, which conversion and floor prices may be further adjusted by the Board subject to the listing requirements of the Nasdaq Stock Market. Because the amendment to the COD will result in issuance of additional shares of Common Stock than what was originally contemplated at the time of issuance of the Series A Preferred Stock, the additional issuances based on the new conversion price and new floor price will trigger the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to issue the additional shares that will be issuable based on the new conversion price and new floor price.

We are submitting this Proposal 5 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in connection with the shares of Common Stock issuable upon exercise of conversion of shares of Series A Preferred Stock with the proposed amendment to the COD.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved if it receives “FOR” votes from the holders of majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Holders of Series A Preferred Stock and Series B Preferred Stock are not entitled to vote on this Proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 5.

PROPOSAL 6

TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

General and Purpose

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. This stockholder advisory vote, commonly known as “say-on-pay” gives our stockholders the opportunity which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We have a Compensation Committee that is responsible for reviewing and determining the compensation of our executive officers and making recommendations to our Board of Directors regarding compensation of our non-employee directors. Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. The Board of Directors believes that it has taken a responsible approach to compensating our named executive officers given our limited resources. Please read the section titled “Executive Compensation” of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. If a quorum is present at the Annual Meeting, to be approved, this proposal must receive “FOR” votes from the holders of a majority of shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote and voting together as a single class. Abstentions will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. Since this proposal is an advisory vote, the result will not be binding on our Board of Directors, our Compensation Committee, or the Company. The Board and our Compensation Committee will consider the outcome of the vote when determining the compensation of our named executive officers.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7

TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF ADVISORY VOTE ON
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General and Purpose

The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act also enable our stockholders, at least once every six (6) years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our Proxy Statements. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every other year, or every three (3) years. Alternatively, stockholders may abstain from casting a vote.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three (3) years is the most appropriate alternative for the Company, and therefore your Board of Directors recommends that you vote for a three-year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one (1) year, two (2) years or three (3) years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors or Compensation Committee may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two (2) years, every three (3) years or you may abstain. Holders of Common Stock and Series A Preferred Stock present in person or by proxy at the Annual Meeting are entitled to vote on this proposal. Brokers are not authorized to vote without instructions on this proposal. The option of one year, two (2) years or three (3) years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will have no effect on the vote outcome. While the Board will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Boards’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
“THREE (3) YEARS” FOR PROPOSAL 7

PROPOSAL 8

TO APPROVE THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH ENTERING INTO A PROPOSED EQUITY LINE OF CREDIT AT PRICES BELOW THE MINIMUM PRICE OF OUR COMMON STOCK AND IN A NUMBER THAT WILL EXCEED 20% OF OUR OUTSTANDING SHARES OF COMMON STOCK IN ACCORDANCE WITH NASDAQ RULE 5635

Reasons for the Approval for Purposes of Nasdaq Listing Rule 5635

Pursuant to Rule 5635 of the Nasdaq Listing Rules, shareholder approval is required prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

In addition to other potential issuance of the Company’s common stock in a non-registered offering (see Proposal 2), the Company is currently negotiating and may enter into an equity line of credit (“ELOC”) with an investor pursuant to which, subject to the conditions set forth in the proposed ELOC definitive agreement, the Company will have the right to sell to the ELOC investor up to $25,000,000 in shares of Common Stock, subject to certain limitations and conditions set forth in the proposed ELOC purchase agreement. At this time, the Company and the ELOC investor are negotiating the terms of the ELOC purchase agreement, and no assurance can be given that the parties will enter into a definitive agreement. We will use the proceeds, if any, from the proposed ELOC purchase agreement to implement our business strategy, to enhance our overall capitalization, and for working capital.

However, because the aggregate number of shares of the Company’s common stock that may be issued in connection with the proposed ELOC purchase agreement will exceed 20% of both the voting power and the shares of the Company’s common stock outstanding before such issuance under Nasdaq Listing Rule 5635, the Company is seeking the approval of the stockholders for the issuance of shares of the Company’s Common Stock in connection with the proposed ELOC purchase agreement.

We are submitting this Proposal 8 to our shareholders for their approval of the potential issuance of shares of our Common Stock in connection with a potential equity line of credit in a non-public capital-raising transaction subject to the following limitations:

● The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of not more than 33.0% below the “minimum price” as defined by NASDAQ of our common stock at the time of issuance;

● The aggregate number of shares issued in the offerings will not exceed 75,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

● The total aggregate consideration for the transactions contemplated under this Proposal 8, will not exceed $25,000,000;

● The proposed non-public capital-raising will be completed in approximately three (3) months after our Annual Meeting date; and

● Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, not inconsistent with the foregoing.

The issuance of additional shares of Common Stock by the Company is subject to the stockholder approval of Proposal 3 regarding amending our Certificate of Incorporation to increase the number of authorized shares of Common Stock.

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved if it receives “FOR” votes from the holders of majority of shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter, voting together as a single class. Abstentions will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 8.

PROPOSAL 9

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR
ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE SHARE INCREASE PROPOSAL OR THE REVERSE STOCK SPLIT PROPOSAL.

In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve the Share Increase Proposal or the Reverse Stock Split Proposal described in this Proxy Statement at the Annual Meeting. If our stockholders approve this proposal, we could adjourn the Annual Meeting without a vote on Proposal 9 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved if it receives “FOR” votes from the holders of majority of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present at the meeting or represented by proxy and entitled to vote on the subject matter, voting together as a single class. Abstentions will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 9.

EXECUTIVE OFFICERS

Set forth below are the names, ages, offices held, tenure, and certain biographical information of each of our executive officers as of November 21, 2022.

Name	Age	Offices	Executive Officer Since
James G. Cullem, J.D.	54	Interim Chief Executive Officer, Chief Business Officer, Senior Vice President, Corporate Development	July 2021*
Joan Brown	69	Interim Chief Financial Officer	June 2022
Thomas H. Jensen	44	Senior Vice President, Investor Relations	July 2021
Steen Knudsen, Ph.D.	61	Chief Scientific Officer	July 2021
Marie Foegh, M.D.	80	Chief Medical Officer	July 2021

*	Mr. Cullem was appointed as our interim Chief Executive Officer effective as of June 29, 2022.

Biographical information for Messrs. Cullem and T. Jensen is included with those of the other members of our Board.

Joan Brown. Ms. Brown has been our interim Chief Financial Officer since July 2022, and has served as our Director of Financial Reporting since September 21, 2021. From June 2016 to May 2021, Ms. Brown provided financial reporting services as a consultant to various publicly listed and private companies (> $0.5 billion in assets and sales), including as our financial reporting consultant (contract) from September 2020 to April 2021. Ms. Brown’s consulting experience includes public company reporting in accordance with US GAAP and IFRS, SEC correspondence, tax compliance, and audit and operations support. From August 2018 to May 2019, Ms. Brown was a senior manager at MNP, LLP, Chartered Professional Accountants, a chartered accounting firm in Vancouver, B.C., Canada, where she was responsible for auditing Canadian and US publicly listed companies pursuant to the requirements of CPAB and PCAOB, respectively. From November 2014 to May 2016, Ms. Brown was a director of Prudential Supervision for the Financial Institutions Commission (FICOM) in Vancouver, B.C., Canada. Ms. Brown received her degree in Business Administration from Simon Fraser University in 1986, and is a Chartered Accountant in Canada (CPA, CA) (since 1998) and a Registered Certified Public Accountant licensed in the State of Illinois (since 2004).

Steen Knudsen, Ph.D. has been our Chief Scientific Officer since July 2021. Dr. Knudsen is a co-founder of our predecessor Allarity Therapeutics A/S and the inventor of DRP®, the Drug Response Prediction Platform, which is our core technology and companion diagnostics platform, and was the Chief Scientific Officer of Allarity Therapeutics A/S since 2006. Dr. Knudsen is also a former Professor of Systems Biology with extensive expertise in mathematics, bioinformatics, biotechnology, and systems biology. He co-founded our predecessor in 2004 and served as its CEO from 2004 to 2006. Dr. Knudsen also previously served as a member on our predecessor’s Board of Directors from 2016 to 2020. In addition, Dr. Knudsen also currently serves as the Chief Executive Officer of MPI, Inc., our operating subsidiary in the U.S. Dr. Knudsen holds an M.Sc. degree in Engineering from the Technical University of Denmark and a Ph.D. degree in Microbiology from the University of Copenhagen. He received Postdoctoral training in computational biology from Harvard Medical School.

Marie Foegh, M.D. has been our Chief Medical Officer since July 2021. Dr. Foegh was the Chief Medical Officer of Allarity A/S, our predecessor, since January 2018, and also previously served as Chief Medical Officer of our subsidiary, 2X-Oncology, Inc. (later Oncology Venture US, Inc.) from 2016 to 2018. Dr. Foegh brings 30 years of experience in the pharmaceutical and biotechnology industries to our senior management team and has a strong track record leading successful clinical development of therapeutics, including regulatory and medical affairs. She is also Adjunct Clinical Professor at Georgetown University, Department of Medicine and Adjunct Professor at New York Medical College, Department of Pharmacology. Dr. Foegh was the Chief Medical Officer and cofounder of Ell Imaging, LLC, an ultrasound device company, from 2014 to 2016. She serves as the Chair of the Board of Directors at the device company, Injecto A/S, since 2014. Dr. Foegh leads clinical development of our current precision medicine oncology pipeline, including our lead assets stenoparib, dovitinib, and Ixempra®. Dr. Foegh previously led the successful development and regulatory approval of more than 10 novel drug products in the U.S. and U.K., within oncology, endocrinology and cardiology. Dr. Foegh has fluency in regulatory interactions with the FDA and EMEA, including INDs, NDAs, IDEs (for predictive biomarkers and/or companion diagnostics), and product issues. She also manages interactions with the oncology key opinion leaders including our Scientific Advisory Board. Dr. Foegh holds both a Medical Doctorate (M.D.) degree and a Doctorate of Science (Dr.Sc.) degree from Copenhagen University, Denmark, and is a member of the American College of Physicians (ACP), American Medical Association (AMA), the American Society of Clinical Oncology, and the American College of Obstetricians and Gynecologists (ACOG).

EXECUTIVE COMPENSATION

Overview

The Compensation Committee of our Board assists in discharging our Board’s responsibilities regarding the compensation of our executive officers and of our Board members. The Compensation Committee is currently comprised of three non-employee members of our Board, Ms. Maderis, Mr. Duncan and Mr. S. Jensen.

2021 Named Executive Officer Compensation

The table below shows the compensation awarded to or paid to, or earned by our named executive officers for the years ended December 31, 2021 and 2020. Messrs. Carchedi and Knudsen resigned as officers of the Company in June 2022. Upon their departure, Mr. Cullem, our Chief Business Officer, was appointed to also serve as our interim Chief Executive Officer and Ms. Brown, our Director of Financial Reporting, was appointed to also serve as interim Chief Financial Officer.

Summary Compensation Table

The following table provides information regarding total compensation awarded to, earned by, and paid to our named executive officers for services rendered to the Company in all capacities for the fiscal years ended December 31, 2021 and 2020. Messrs. Carchedi and Knudsen resigned as officers of the Company in June 2022.

Name and Principal Position	Year	Salary		Bonus(1,5)	Option Awards(2)	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All Other Compensation ($)		Total
Steve R. Carchedi,	2020	$425,000		$283,333	$—	—	—	9,945	(3)	$718,278
former Chief Executive Officer(6)	2021	$427,083		$225,000	$3,796,636	—	—	17,500	(3)	$4,466,219

Jens E. Knudsen,	2020	$41,667	(4)	$—	$230,667	—	—	—		$272,334
former Chief Financial Officer(6)	2021	$253,125		$80,500	$249,718	—	—	—		$583,343

Marie Foegh,	2020	$288,000		$—	$—	—	—	—		$288,000
Chief Medical Officer	2021	$291,600		$132,480	$866,188	—	—	—		$1,290,268

James G. Cullem,	2020	$235,000		$—	$158,515	—	—	—		$393,515
Senior Vice President/Chief Business Officer	2021	$237,938		$118,910	$1,474,234	—	—	—		$1,831,082

(1)	The bonuses reported in this column for 2020 consist of cash payments.
(2)	The amounts reported in this column represent the aggregate grant date fair value of service-based option grants awarded to the named executive officer during 2021 and 2020, calculated based on a Black Scholes model. Such grant date fair values do not consider any estimated forfeitures related to service-vesting conditions. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions used in calculating the grant date fair values of the equity awards reported in this column are set forth in Note 18 of the Audited Consolidated Financial Statements for the twelve (12) months ended December 31, 2021, appearing in our Form 10-K. The amounts reported in this column reflect the accounting cost for these equity awards and do not correspond to the actual economic value that may be realized by named executive officers upon the vesting of the stock options, the exercise of the stock options or the sale of the securities underlying such stock options.
(3)	Consists of life insurance premiums.
(4)	Mr. Knudsen was appointed as Chief Financial Officer in November 2020. Total compensation reflects pro-rata compensation since appointment in November 2020.
(5)	The bonuses reported in this column were earned in 2021 and paid in 2022.
(6)	Resigned in June 2022.

Outstanding Equity Awards as of December 31, 2021

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021, which reflects the conversion of the “Compensatory Warrants” assumed by us upon consummation of our Recapitalization Share Exchange.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (USD)	Option Expiration Date
Steve R. Carchedi,	09/30/2019	70,477	—	(1)	—	12.09	09/27/2029
former Chief Executive Officer(4)	09/15/2021	156,025	—	(1)	—	8.75	09/15/2026
	11/24/2021	89,446	163,109	(2)		5.19	11/23/2026

Jens E. Knudsen,	11/02/2020	15,400	24,200	(3)	—	7.75	10/30/2030
former Chief Financial Officer(4)	11/24/2021	7,998	14,585	(2)	—	5.19	11/23/2026

Marie Foegh	11/24/2021	27,743	50,592	(2)	—	5.19	11/23/2026
Chief Medical Officer

James G. Cullem,	09/24/2019	28,191	—	(1)	—	13.30	09/21/2029
Senior Vice President/Chief Business Officer	11/24/2021	47,219	86,106	(2)		5.19	03/11/2026

(1)	This option was 100% vested as of December 31, 2021.
(2)	This option vests as to 25% on November 24, 2021, the grant date, and the remaining 75% vests over 36 months.
(3)	This option vests over 36 months from the grant date of November 2, 2020.
(4)	Resigned in June 2022.

Pension Benefits

The Company maintains a 401(k) Plan (the “401(k) Plan”) for its full-time employees in the U.S. The 401(k) Plan allows employees of the Company to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 to 100 percent of their annual compensation to the 401(k) Plan. The 401(k) Plan includes a 3% safe harbor contribution. Both employee and employer contributions vest immediately upon contribution. During fiscal year ended December 31, 2021, the Company’s contributions to the 401(k) Plan amounted to approximately $33,644.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, nor earn any benefits under, a nonqualified deferred compensation plan during the fiscal year ended December 31, 2021.

Employment Agreements and Arrangements

During the fiscal year ended December 31, 2021, we had an employment or consultancy agreement with each of the following named executive officers, Messrs. Carchedi, J. Knudsen and Cullem, and Ms. Foegh. The employment or consultancy agreement with each of the following individuals provides for the initial annual base salary and bonus set forth below. In June 2022, in connection with the resignation of Messrs. Carchedi and Knudsen, the Company entered into separation agreements with Messrs. Carchedi and Knudsen.

Named Executive Officers and Position	Initial Annual Base Salary
Steve R. Carchedi, former Chief Executive Officer	$450,000
Jens E. Knudsen, former Chief Financial Officer	$287,500
Marie Foegh, Chief Medical Officer	$331,200
James G. Cullem, Senior Vice-President/Chief Business Officer	$270,250

Named Executive Officer	Discretionary Annual Bonus for Calendar Year 2021(1)
Steve R. Carchedi, former Chief Executive Officer	up to 50% of annual base salary
Jens E. Knudsen, former Chief Financial Officer	up to 30% of annual base salary
Marie Foegh, Chief Medical Officer	up to 40% of annual base salary
James G. Cullem, Senior Vice-President/Chief Business Officer	up to 40% annual base salary

(1)	+/- 20% at the discretion of the board and/or Compensation Committee

The annual bonus payable is dependent on the achievement of individual and corporate performance targets, metrics and/or management-by-objectives to be determined and approved by our Board of Directors and/or Compensation Committee, and such executive officer’s continued performance of services through the scheduled annual incentive compensation payment date of the applicable bonus year. The annual bonus may be paid in cash or equity at the discretion of the board and/or Compensation Committee.

Material Terms of Employment Agreements

During the fiscal year ended December 31, 2021, the Company had the following agreements with the named executive officers. Unless otherwise indicated, the following material terms of employment agreements applied to all of the named executive officers. The employment agreements with each of the named executive officers provide for at-will employment and may be terminated in writing with thirty (30) days prior written notice. The Chief Executive Officer may accelerate termination after notice; however, the employee will still be paid as if they worked the full thirty (30) days. In the event of change of control (as defined below in the 2021 Equity Incentive Plan, or any other change in control of us similar in effect to that definition) the employment agreement provides for twelve (12) months’ pay at the base salary. If the employment agreement is terminated voluntarily by an employee without good reason, by us for cause, or because of the employee’s incapacity, salary and benefits will cease at the effective date of termination. The named executive will have no duty to attempt to mitigate the severance pay amounts payable by us by seeking employment or otherwise, and no amounts earned from other employment shall reduce the amounts due.

Steve R. Carchedi. Pursuant to the conditions and terms of the employment agreement, in the event the employment agreement with Mr. Carchedi is terminated without cause by us or for good reason by Mr. Carchedi, the employment agreement provides for severance payment equal to eighteen (18) months’ pay at the base salary rate.

Jens E. Knudsen. Pursuant to the conditions and terms of the employment agreement, in the event the employment agreement with Mr. Knudsen is terminated without cause by us or for good reason by Mr. Knudsen, the employment agreement provides for severance payment equal to four (4) months’ pay (after December 1, 2022, six (6) months’ pay) at the base salary rate.

Marie Foegh. In the event the employment agreement with Ms. Foegh is terminated without cause by us or for good reason by Ms. Foegh, the employment agreement provides for severance payment equal to six (6) months’ pay at the base salary rate.

James G. Cullem. In the event the employment agreement with Mr. Cullem is terminated without cause by us or for good reason by Mr. Cullem, the employment agreement provides for severance payment equal to eight (8) months’ pay at the base salary rate.

Bonus and Annual Bonus Plan

Our executive officers are entitled to bonuses subject to and pursuant to the terms of their respective employment or consultancy agreement.

Stock Options as of December 31, 2021

Upon the closing of the Recapitalization Share Exchange and as of December 31, 2021, we had converted compensatory options to purchase ordinary shares of Allarity Therapeutics A/S to options to purchase 1,174,992 shares of our common stock. Except as specifically provided above, following the effective time of our Recapitalization Share Exchange, each Converted Option continues to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Compensatory Warrant immediately prior to the effective time.

Other Benefits

Our employees are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and paid time off. As of January 1, 2022, the Company pays 100% for health, dental and vision care benefits.

Employee Benefit Plans

Equity-based compensation has been and will continue to be an important foundation in executive compensation packages as we believe it is important to maintain a strong link between executive incentives and the creation of stockholder value. We further believe that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating, and retaining high-quality executives. Formal guidelines for the allocations of cash and equity-based compensation have not yet been determined, but it is expected that the 2021 Equity Incentive Plan (“2021 Plan”) described below will be an important element of our compensation arrangements for both executive officers and directors.

2021 Equity Incentive Plan

Our 2021 Plan became effective on December 20, 2021. It was approved by stockholders in connection with the Recapitalization Share Exchange. Our 2021 Plan authorizes the award of stock options, Restricted Stock Awards (“RSAs”), Stock Appreciation Rights (“SARs”), Restricted Stock Units (“RSUs”), cash awards, performance awards and stock bonus awards. We have initially reserved 1,211,374 shares of our common stock under the 2021 Plan. The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board of Directors. There was no adjustment to increase on January 1, 2022.

In addition, the following shares will again be available for issuance pursuant to awards granted under our 2021 Plan:

●	shares subject to options or SARs granted under our 2021 Plan that cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;

●	shares subject to awards granted under our 2021 Plan that are subsequently forfeited or repurchased by us at the original issue price;

●	shares subject to awards granted under our 2021 Plan that otherwise terminate without such shares being issued;

●	shares subject to awards granted under our 2021 Plan that are surrendered, cancelled or exchanged for cash or a different award (or combination thereof); and

●	shares subject to awards under our 2021 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

Purpose. The purpose of our 2021 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.

Administration. Our 2021 Plan is expected to be administered by our Compensation Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our Board of Directors acting in place of our Compensation Committee. Subject to the terms and conditions of the 2021 Plan, the Compensation Committee will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret our 2021 Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder. The 2021 Plan provides that the Board of Directors or Compensation Committee may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by our Board of Directors.

Eligibility. Our 2021 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors.

Options. The 2021 Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Code, and non-statutory stock options to purchase shares of our common stock at a stated exercise price. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the 2021 Plan must be at least equal to the fair market value of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. Subject to stock splits, dividends, recapitalizations, or similar events, no more than 7,009,980 shares may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan.

Options may vest based on service or achievement of performance conditions. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under our 2021 Plan is ten (10) years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock is five (5) years from the date of grant.

Restricted stock awards. An RSA is an offer by us to sell shares of our common stock subject to restrictions, which may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an RSA will be determined by the Compensation Committee. Holders of RSAs will have the right to vote and any dividends or stock distributions paid pursuant to unvested RSAs will be accrued and paid when the restrictions on such shares lapse. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares may be forfeited to or repurchased by us.

Stock appreciation rights. A SAR provides for a payment, in cash or shares of our common stock (up to a specified maximum of shares, if determined by our Compensation Committee), to the holder based upon the difference between the fair market value of our common stock on the date of exercise and a predetermined exercise price, multiplied by the number of shares. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions and may not have a term that is longer than ten (10) years from the date of grant.

Restricted stock units. RSUs represent the right to receive shares of our common stock at a specified date in the future and may be subject to vesting based on service or achievement of performance conditions. Payment of earned RSUs will be made as soon as practicable on a date determined at the time of grant, and may be settled in cash, shares of our common stock or a combination of both. No RSU may have a term that is longer than ten (10) years from the date of grant.

Performance awards. Performance awards granted pursuant to the 2021 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of our common stock that may be settled in cash, property or by issuance of those shares subject to the satisfaction or achievement of specified performance conditions.

Stock bonus awards. A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject to such award as determined by our Compensation Committee. The awards may be granted as consideration for services already rendered, or at the discretion of the Compensation Committee, may be subject to vesting restrictions based on continued service or performance conditions.

Cash awards. A cash award is an award that is denominated in, or payable to an eligible participant solely in, cash.

Dividend equivalents rights. Dividend equivalent rights may be granted at the discretion of our Compensation Committee and represent the right to receive the value of dividends, if any, paid by us in respect of the number of shares of our common stock underlying an award. Dividend equivalent rights will be subject to the same vesting or performance conditions as the underlying award and will be paid only at such time as the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares or other property, or a combination thereof as determined by our Compensation Committee.

Change of control. Our 2021 Plan provides that, in the event of a corporate transaction, as defined in the 2021 Plan, outstanding awards under our 2021 Plan shall be subject to the agreement evidencing the corporate transaction, any or all outstanding awards may be (a) continued by us, if we are the successor entity; (b) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent awards (including, but not limited to, a payment in cash or the right to acquire the same consideration paid to the stockholders of the company pursuant to the corporate transaction); (c) substituted by the successor corporation of equivalent awards with substantially the same terms for such outstanding awards; (d) accelerated in full or in part as to the exercisability or vesting; (e) settled in the full value of such outstanding award in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such awards; or (f) cancelled for no consideration. If applicable, the number and kind of shares and exercise prices of awards being continued, assumed, or substituted shall be adjusted pursuant to the terms of the 2021 Plan.

Adjustment. In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation reclassification, spin-off or similar change in our capital structure, appropriate proportional adjustments will be made to the number and class of shares reserved for issuance under our 2021 Plan; the exercise prices, number and class of shares subject to outstanding options or SARs; the number and class of shares subject to other outstanding awards; and any applicable maximum award limits with respect to incentive stock options.

Exchange, repricing, and buyout of awards. Our Compensation Committee may, with the consent of the respective participants, issue new awards in exchange for the surrender and cancelation of any or all outstanding awards. Our Compensation Committee may also reduce the exercise price of options or SARs or buy an award previously granted with payment in cash, shares, or other consideration, in each case, subject to the terms of the 2021 Plan.

Director compensation limits. No non-employee director may receive awards under our 2021 Plan with a grant date value that when combined with cash compensation received for his or her service as a director, exceeds $750,000 in a calendar year or $1,000,000 in the calendar year of his or her initial service.

Clawback; transferability. All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board of Directors (or a committee thereof) or required by law during the term of service of the award holder, to the extent set forth in such policy or applicable agreement. Except in limited circumstances, awards granted under our 2021 Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.

Amendment and termination. Our Board of Directors may amend our 2021 Plan at any time, subject to stockholder approval as may be required. Our 2021 Plan will terminate ten (10) years from the date our Board of Directors adopts the plan unless it is terminated earlier by our Board of Directors. No termination or amendment of the 2021 Plan may adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws.

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2021, on a post-Recapitalization Shares Exchange basis:

	Number of securities to be issued upon exercise of outstanding options, and settlement of RSUs (a)	Weighted- average exercise price of outstanding options, and issuance price of RSUs (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders(1)	1,174,992	$6.80	—
Equity compensation plans approved by security holders(2)	—	—	1,211,374	(2)
Total	1,174,992	$6.80	1,211,374	(2)

(1)	Upon the closing of the Recapitalization Share Exchange and as of December 31, 2021, we had converted compensatory options to purchase ordinary shares of Allarity Therapeutics A/S to options to purchase 1,174,992 shares of our common stock. Such shares were assumed under the 2021 Plan but are excluded from the number of reserved shares described in footnote 2 below.
(2)	Consists of 1,211,374 shares of our common stock initially reserved under the 2021 Equity Incentive Plan (“2021 Plan”). The number of shares reserved for issuance under our 2021 Plan increases automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board of Directors.

2022 Compensation Decisions

Effective as of June 29, 2022, Steve Carchedi resigned from all positions in the Company. and all positions of its subsidiaries, including his role of Chief Executive Officer and as a director of the Company. Pursuant to the terms set forth in a letter agreement dated June 24, 2022 (the “Carchedi Separation Agreement”), the termination of Mr. Carchedi’s employment and resignation from his positions were effective June 29, 2022 (the “Carchedi Separation Date”). Under the Carchedi Separation Agreement, Mr. Carchedi will be entitled to his final pay for wages earned through the Separation Date, plus accrued and unused vacation time. In addition, pursuant to the Carchedi Separation Agreement, the Company agreed to provide Mr. Carchedi with certain payments and benefits comprising of: (i) continued payments of his base salary for a certain time period and (ii) COBRA coverage for a certain number of months (“Carchedi Severance Benefits”). In exchange for the Carchedi Severance Benefits, among other things as set forth in the Carchedi Separation Agreement, Mr. Carchedi agreed to a release of claims in favor of the Company and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations. In addition, as of the Carchedi Separation Date, Mr. Carchedi’s unvested options were terminated. Mr. Carchedi is entitled to exercise his vested options for a period of ninety (90) days from the Carchedi Separation Date. Thereafter, all vested options will expire. Mr. Carchedi’s resignation as a director was not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

Effective as of June 27, 2022, Jens Knudsen resigned from all positions in the Company, and all positions of its subsidiaries, including his role of Chief Financial Officer of the Company. Pursuant to the terms set forth in a letter agreement dated June 25, 2022 (the “Knudsen Separation Agreement”), the termination of Mr. Knudsen’s employment and resignation from his positions were effective June 27, 2022 (the “Knudsen Separation Date”). Under the Knudsen Separation Agreement, Mr. Knudsen will be entitled to his final pay for wages earned through the Separation Date, plus accrued and unused vacation time. In addition, pursuant to the Knudsen Separation Agreement, the Company agreed to provide Mr. Knudsen with certain payments and benefits comprising of: (i) continued payments of his base salary for a certain time period, and (ii) COBRA coverage for a certain number of months (“Knudsen Severance Benefits”). In exchange for the Knudsen Severance Benefits, among other things as set forth in the Knudsen Separation Agreement, Mr. Knudsen agreed to a release of claims in favor of the Company and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations. In addition, as of the Knudsen Separation Date, Mr. Knudsen’s unvested options were terminated. Mr. Knudsen is entitled to exercise his vested options for a period of ninety (90) days from the Knudsen Separation Date. Thereafter, all vested options will expire.

With the departure of Mr. Carchedi, the Board appointed James G. Cullem, the Company’s Chief Business Officer, to also serve as the interim Chief Executive Officer of the Company, effective as of June 29, 2022, and as a director of the Company. In connection with Mr. Cullem’s new position as interim Chief Executive Officer, the Company increased his base salary from $270,250 to $350,000. In addition, with the departure of Mr. Knudsen, the Board appointed Joan Brown, the Company’s Director of Financial Reporting, to also serve as the interim Chief Financial Officer of the Company effective as of June 29, 2022. In connection with Ms. Brown’s additional position, the Company increased her salary from $160,000 to $200,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information regarding the beneficial ownership of our Common Stock, including shares issuable upon the exercise or conversion of securities that entitle the holders to obtain Common Stock upon exercise or conversion) and our Shares of Series A Preferred Stock as of December 6, 2022, by:

●	each person who is known to be the beneficial owner of more than 5% of our Common Stock;

●	each of our current executive officers and each of our current directors; and

●	all of our executive officers and directors as a group.

Under the rules and regulations of the SEC, a person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within sixty (60) days.

The beneficial ownership of shares of our Common Stock excludes any Common Stock underlying any preferred stock or warrants issued to or owned by 3i, LP, a Delaware limited partnership, in excess of a beneficial ownership limitation of 9.99%.

The beneficial ownership of our Common Stock is based on 10,260,157 shares of Common Stock issued and outstanding as of the Record Date, and 15,266 shares of Series A Preferred Stock outstanding. As of the Record Date, there were 190,786.416 shares of Series B Preferred Stock outstanding which are not reflected in the table below since pursuant to Section 3 of the Series B COD, the power to vote, or not to vote, the shares of Series B Preferred Stock is vested solely and exclusively in the Board of Directors.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Additionally, in order to illustrate the outstanding voting power of the respective beneficial owners as of the Record Date, the following table does not reflect record or beneficial ownership of any shares of Common Stock issuable upon exercise of warrants, options, or convertible preferred stock, to the extent such securities are exercisable or convertible within sixty (60) days of the Record Date.

Name of Beneficial Owner(1)	Number of Common Stock Beneficially Owned	Percentage of Class	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Class	Percentage of Voting Power on Proposals**
5% and Greater Holders:
Sass & Larsen ApS(2)	1,086,238	10.59%	-	-	10.59%
Forsakringsaktiebolaget Avanza Pension(3)	566,950	5.53%	-	-	5.53%
3i, LP(4)	-	-	15,266	100%	9.99%
Directors and Executive Officers:
James G. Cullem(5)	-	-	-	-	-
Joan Brown	-	-	-	-
Marie Foegh(6)	*	*	-	-
Steen Knudsen(7)	124,977	1.22%	-	-	1.22%
Thomas H. Jensen(8)	*	*	-	-	*
Duncan Moore(9)	*	*	-	-	*
Søren Gade Jensen(10)	*	*	-	-	*
Gail Maderis(11)	-	-	-	-	-
David Roth(12)	-	-	-	-	-
Gerald McLaughlin(13)	-	-	-	-	-
All directors and executive officers as a group (9 individuals)	172,280	1.69%	-	-	1.69%

*	Less than one percent (1%).
**

On November 25, 2022, the Company announced a stock dividend to be distributed as follows: (i) 0.016 shares of Series B Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of close of business on December 5, 2022 (the “Dividend Date”) and (ii) 1.744 shares of Series B Preferred Stock for each outstanding share of Series A Preferred Stock to stockholders of record of Series A Preferred Stock as of the Dividend Date. All Shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed. The foregoing percentages assume that all holders of Series B Preferred Stock will attend the Annual Meeting. The Series B Preferred Stock is entitled to be voted together with the Common Stock and Series A Preferred Stock as a single class on the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal, and will be voted by the Board of Directors in the same manner as the vote by the holder of the Common Stock or Series A Preferred Stock.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, MA 02108.
(2)	Based on Schedule 13G filed with the SEC on December 22, 2021, consists of (i) 21,468 shares of Common Stock held in the name of Leon Sass, and (ii) 1,064,770 shares of Common Stock owned by Sass & Larsen ApS. Messrs. Leon Sass and Benny Sass are the beneficial owners of Sass & Larsen ApS. Messrs. Leon Sass and Benny Sass each beneficially own 50% of Sass & Larsen ApS, respectively, and may be deemed to beneficially own such shares of Common Stock held directly by Sass & Larsen ApS. Sass & Larsen ApS and Mr. Benny Sass each disclaim beneficial ownership of securities held in the name of Mr. Leon Sass.

(3)	Based on Schedule 13G/A filed with the SEC on January 20, 2022. Address is Box 13129 Stockholm, Sweden 10303.
(4)

Interests include 1,180,526 shares of Common Stock issuable pursuant to exercise of shares of Series A Preferred Stock, subject to the beneficial ownership limitation of 9.99%. Excludes interests issuable upon exercise of shares of Series A Preferred stock and warrants that exceed beneficial ownership limitation of 9.99%. The business address of 3i, LP (“3i”) is 140 Broadway, 38th Floor, New York, NY 10005. 3i’s principal business is that of a private investor. Maier Joshua Tarlow is the manager of 3i Management, LLC, the general partner of 3i, and has sole voting control and investment discretion over securities beneficially owned directly or indirectly by 3i Management, LLC and 3i.

(5)	Interests shown exclude 114,288 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(6)	Interests shown include 3,988 shares of Common Stock and exclude 50,577 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(7)	Interests shown include 124,977 shares of Common Stock but exclude 50,577 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(8)	Interests shown include 17,842 shares of Common Stock and exclude 104,299 shares issuable upon exercise of vested options within sixty (60) days.
(9)	Interests shown include 22,673 shares of Common Stock and exclude 16,610 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(10)	Interests shown includes 2,800 shares of Common Stock and exclude 10,223 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(11)	Interests shown exclude 10,223 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(12)	Interests shown exclude 4,472 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.
(13)	Interests shown exclude 3,194 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Parties

Except as otherwise disclosed herein, we did not enter into a transaction that is required to be disclosed under Item 404 of Regulation S-K.

Related Person Transactions Policy

We plan to adopt a new written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount, as long as we are a SEC smaller reporting company, that exceeds the lesser of (a) $120,000 or (b) 1% of the average of our total assets for the last two completed fiscal years, in which any “related person” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the risks, costs, and benefits to us;

●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the terms of the transaction;

●	the availability of other sources for comparable services or products;

●	the terms available to or from, as the case may be, unrelated third parties; and

●	our Audit Committee will approve only those transactions that it determines are fair and in our best interests.

Limitation on Liability and Indemnification of Directors and Officers

Our Certificate of Incorporation limits a director’s liability to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

●	for any breach of the director’s duty of loyalty to the corporation or its stockholders;

●	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

●	for unlawful payment of dividend or unlawful stock purchase or redemption pursuant to the provisions of Section 174 of the DGCL; and

●	for any transaction from which the director derived an improper personal benefit.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Delaware law and our Bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

In addition, we have entered into separate indemnification agreements with our directors and officers. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of our directors or officers or any other company or enterprise to which the person provides services at our request.

We have purchased a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe these provisions in the Certificate of Incorporation and Bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Indemnification Agreements

As permitted under Delaware law, we have entered into indemnification agreements with our executive officers and directors that provide that we will indemnify the directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by such director or officer in any action or proceeding arising out of their service as a director and/or officer. The term of the indemnification is for the officer’s or director’s lifetime.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to the Company’s Secretary at Allarity Therapeutics, Inc., 22 School Street, 2nd Floor, Boston, Massachusetts 02108. To be timely, Section 2.12 of our Amended and Restated Bylaws (the “Bylaws”) requires that a stockholder’s written notice is delivered to the Corporate Secretary at the principal executive offices of the Company no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2024 annual meeting of stockholders (the “2024 Annual Meeting”), our Bylaws require written notice to be delivered to the Secretary at the principal executive offices of the Company, as early as September 21, 2023, but no later than October 21, 2023, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from January 19, 2023.

Such stockholder’s notice for the nomination of any person(s) for election to the Board of Directors must include all the information relating to such nominee and to the proposing stockholder as set forth under Section 2.12(b) of the Bylaws, which can be found at:

https://www.sec.gov/Archives/edgar/data/1860657/000121390021053762/fs42021a2ex3-4_allarity.htm.

In addition, the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Company.

Submission of Stockholder Proposals

Pursuant to Section 2.12 of the Bylaws, a stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2024 Annual Meeting of Stockholders must deliver a written copy of their proposal to the Corporate Secretary at the principal executive offices of the Company no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2024 Annual Meeting, our Bylaws require written notice to be delivered to the Secretary at the principal executive offices of the Company, as early as September 21, 2023, but no later than October 21, 2023, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from January 19, 2023.

Stockholder proposals must include, as to each matter proposed, the information required under Section 2.12(c) of the Bylaws and the information required of the proposing stockholder under Section 2.12(b)(vi) of the Bylaws. In addition, all proposals must comply with the provisions of the Bylaws and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, unless such proposal is being made only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement prepared by the Company to solicit proxies for such meeting. See “Rule 14a-8” below.

Proxy Access Director Nominations

Section 2.13 of the Bylaws permits up to 20 stockholders owning 3% or more of the Company’s outstanding voting stock continuously for at least three (3) years to nominate and include in the Company’s proxy materials director nominees for election which shall not exceed the greater of one individual or 20% of the number of directors in office that are standing for election, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified under Section 2.13 of the Bylaws.

Section 2.13 of the Bylaws requires eligible stockholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in the Bylaws, must be delivered to the Secretary at the principal executive officer of the Company no later than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date that the Company’s definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and no later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2024 Annual Meeting, our Bylaws require notice to be delivered to the Secretary the address for the Company’s principal executive offices, as early as July 12, 2023, but no later than August 11, 2023, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from December 9, 2023, which is the anticipated day of the anniversary of the mailing of the Company’s definitive proxy statement for the 2023 Annual Meeting.

Rule 14a-8

Pursuant to Section 2.12(f) of the Bylaws, Sections 2.12 and 2.13 described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Company’s proxy statement was released to stockholders in connection with the 2023 Annual Meeting. However, if the date of the 2024 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Mailing Instructions

Stockholder written proposals should be delivered to Allarity Therapeutics, Inc., c/o Corporate Secretary, 22 School Street, 2nd Floor, Boston, Massachusetts 02108. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, please submit a request to our Corporate Secretary at Allarity Therapeutics, Inc., 22 School Street, 2nd Floor, Boston, Massachusetts 02108 or contact us by phone at (401) 426-4664, and we will promptly send you what you have requested. You can also contact our Corporate Secretary at the telephone number provided if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement. If any other matter properly comes before the Annual Meeting, however, the proxy holders will vote the proxies thereon in accordance with the recommendation of our Board.

By:	/s/ Duncan Moore
Duncan Moore
Chairman of the Board

December 6, 2022

The Company’s proxy materials are available at http://www.edocumentview.com/ALLR. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, is available without charge upon written request to: Allarity Therapeutics, Inc., Attention: Investor Relations investorrelations@allarity.com. We will provide copies of exhibits to the Annual Report on Form 10-K, if requested, but will charge a reasonable fee per page to any requesting stockholder. The request must include a representation by the stockholder that as of December 6, 2022, the stockholder was entitled to vote at the Annual Meeting.

Appendix A

SECOND CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ALLARITY THERAPEUTICS, INC.

Allarity Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Second Certificate of Amendment to Certificate of Incorporation (this “Second Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of the State of Delaware on April 6, 2021, and as amended by that certain Certificate of Amendment dated July 30, 2021 (as amended, the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Second Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the 2023 Annual Meeting of Stockholders held on _______________( the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222.

3. This Second Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles FIFTH and TWELFTH of the Certificate of Incorporation.

4. The Certificate of Incorporation is hereby amended by deleting the first paragraph of Article FIFTH thereof in its entirety and by substituting in lieu of said paragraph the following paragraph in its entirety:

FIFTH: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 150,500,000 shares, consisting of (i) 150,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 500,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

5. Except as set forth in this Second Amendment, the Certificate of Incorporation remains in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Second Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this __ day of _________, 20__.

By:
Name:
Title:	Chief Executive Officer

[SIGNATURE PAGE TO SECOND CERTIFICATE OF AMENDMENT]

A-1

Appendix B

THIRD CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ALLARITY THERAPEUTICS, INC.

Allarity Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Third Certificate of Amendment to Certificate of Incorporation (this “Third Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment dated July 30, 2021, [as further amended by that Second Certificate of Amendment dated _____] (as amended, the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Third Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the 2023 Annual Meeting of Stockholders held on _______________( the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222.

3. This Third Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles FIFTH and TWELFTH of the Certificate of Incorporation.

4. Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of _____________, New York time, on ________, each ________________ (_____) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into [_______________] (_____) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

5. The Certificate of Incorporation is hereby amended by adding, immediately following the first paragraph of FIFTH thereof, the following paragraph:

“Upon the effectiveness of the filing of this Certificate of Amendment ____________(the “Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [_________(_______) to _________(____)] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the Board of Directors prior to the Effective Time and publicly announced by the Company (the “Reverse Stock Split”). [The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Stockholders who hold uncertificated shares of Old Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split and will automatically be adjusted to reflect the New Common Stock.

Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, be converted to Book Entries representing the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified of a share of New Common Stock, with any resulting fractional shares rounded up to the nearest whole share, issued as aforesaid.

6. Except as set forth in this Third Amendment, the Certificate of Incorporation remains in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Third Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this __ day of _________, 20__.

By:
Name:
Title:	Chief Executive Officer

[SIGNATURE PAGE TO THIRD CERTIFICATE OF AMENDMENT]

B-1

allarity™ THERAPEUTICS

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **http://www.investorvote.com/ALLR** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at http://www.investorvote.com/ALLR

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals* — The Board of Directors recommend a vote FOR each Class I director nominee, FOR Proposals 2, 3, 4, 5, 6, 8 and 9, and 3 YRS for Proposal 7.

Nominee	For	Withhold
1. Soren G. Jensen	☐	☐
2. Thomas H. Jensen	☐	☐

+

Proposal	1 Year	2 Years	3 Years	Abstain
7. To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers;	☐	☐	☐	☐

*Notwithstanding any redemption of shares of Series B Preferred Stock, for Proposals 3, 4 and 9 the Board of Director will vote your shares of Series B Preferred Stock for Proposals in the same manner in which you voted for your Common Stock.

C 1234567890 J N T
1 U P X 5 5 9 9 3 8

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03Q4VF

2023 Annual Meeting Admission Ticket

The 2023 Annual Meeting of Stockholders of Allarity Therapeutics, Inc. will be held on Thursday, January 19, 2023 at 1:00 p.m., Eastern Time virtually via the internet at https://meetnow.global/MRJXJMN

To access the virtual Annual Meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at http://www.investorvote.com/ALLR

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Allarity Therapeutics, Inc.

Notice of 2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — January 19, 2023

James G. Cullem and Joan Brown, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Allarity Therapeutics, Inc. to be held on January 19, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR electing all the Class I nominees to the Board of Directors, 3 YRS for Proposal 7 and FOR Proposals 2, 3, 4, 5, 6, 8 and 9.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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